                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sections 240.14a-11(c) or 240.14a-12


                          WATER PIK TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

[WATERPIK TECHNOLOGIES INC. LOGO]

                                 March 20, 2001

Dear Stockholders:

     We are pleased to invite you to attend the 2001 Annual Meeting of Stockholders. The meeting will be held at 10:30 a.m., pacific daylight time on Thursday, April 26, 2001, at The Sutton Place Hotel, 4500 MacArthur Boulevard, Newport Beach California 92660.

     This booklet includes the notice of meeting as well as the Company's proxy statement. Enclosed with this booklet are the following:

     - A separate proxy or voting instruction card for each stockholder located at the mailing address to which this booklet has been sent

     - A separate proxy or voting instruction card return envelope (postage paid if mailed in the U.S.) for each stockholder located at the mailing address to which this booklet has been sent

     A copy of the Company's Annual Report for 2000 is also enclosed.

     You may consent to receive future annual reports, proxy statements and related proxy materials via the Internet instead of through the mail. If you share an address with another stockholder of the Company, you may also consent to the delivery by mail of a single proxy statement and annual report of the Company to that address. The attached proxy statement provides instruction with regard to each of these matters.

     Please read the proxy statement and vote your shares as soon as possible by completing, signing and returning your proxy or voting instruction card in the enclosed postage-paid envelope. It is important that you vote, whether you own a few or many shares and whether or not you plan to attend the meeting.

     We look forward to seeing as many of you as possible at the 2001 Annual Meeting.

                                          Sincerely,

                                          /s/ MICHAEL P. HOOPIS
                                          Michael P. Hoopis
                                          President and Chief Executive Officer

                             YOUR VOTE IS IMPORTANT

PLEASE VOTE AS SOON AS POSSIBLE BY COMPLETING, SIGNING AND DATING YOUR PROXY CARD AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                          WATER PIK TECHNOLOGIES, INC.
                         23 CORPORATE PLAZA, SUITE 246
                        NEWPORT BEACH, CALIFORNIA 92660
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

MEETING DATE:    April 26, 2001
TIME:            10:30 A.M., Pacific Daylight Time
PLACE:           The Sutton Place Hotel
                 4500 MacArthur Boulevard
                 Newport Beach, California 92660
RECORD DATE:     March 12, 2001

AGENDA

     (1) Election of a class of two directors for a three-year term expiring in 2004;

     (2) Amendment of the Company's 1999 Non-Employee Director Stock Compensation Plan;

     (3) Amendment of the Company's Employee Stock Purchase Plan;

     (4) Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for 2001; and

     (5) Transaction of any other business properly brought before the meeting.

STOCKHOLDER LIST

     A list of stockholders entitled to vote will be available at the Annual Meeting and during ordinary business hours for ten days prior to the meeting at our corporate offices, 23 Corporate Plaza, Suite 246, Newport Beach, California 92660, for examination by any stockholder for any legally valid purpose related to the meeting.

ADMISSION TO THE MEETING

     Stockholders who owned shares of our stock at the close of business on Monday, March 12, 2001, or their authorized representatives by proxy, are entitled to attend and vote at the meeting. If your shares are held through an intermediary such as a broker or a bank, you should present proof of your ownership at the meeting. Proof of ownership could include a proxy from your bank or broker or a copy of your account statement.

                                          By order of the Board of Directors,

                                          /s/ RICHARD D. TIPTON
                                          Richard D. Tipton
                                          Secretary

Dated: March 20, 2001

                                PROXY STATEMENT

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY SOLICITATION AND VOTING INFORMATION...................    1
BOARD COMPOSITION AND PRACTICES.............................    2
PROPOSAL ONE -- ELECTION OF DIRECTORS.......................    3
COMMITTEES OF THE BOARD OF DIRECTORS........................    4
REPORT OF THE AUDIT AND FINANCE COMMITTEE...................    6
INDEPENDENT AUDIT FIRM FEES.................................    6
DIRECTOR COMPENSATION.......................................    7
PROPOSAL TWO -- AMENDMENT OF THE 1999 NON-EMPLOYEE DIRECTOR
  STOCK COMPENSATION PLAN...................................    7
PROPOSAL THREE -- AMENDMENT OF THE EMPLOYEE STOCK PURCHASE
  PLAN......................................................   12
PROPOSAL FOUR -- RATIFICATION OF INDEPENDENT AUDITORS.......   20
OTHER BUSINESS..............................................   20
STOCK OWNERSHIP INFORMATION.................................   20
Compliance with Section 16(a) Reporting.....................   20
Security Ownership..........................................   21
REPORT ON EXECUTIVE COMPENSATION............................   23
EXECUTIVE COMPENSATION......................................   26
Summary Compensation Table..................................   26
Stock Options...............................................   28
Employment Agreements.......................................   29
COMPARATIVE STOCK PERFORMANCE...............................   31
CERTAIN TRANSACTIONS AND RELATIONSHIPS WITH THE COMPANY.....   31
OTHER INFORMATION...........................................   33
Annual Report on Form 10-K..................................   33
Consents Regarding Delivery of Proxy Materials..............   33
2002 Annual Meeting and Stockholder Proposals...............   34

                              PROXY STATEMENT FOR
                      2001 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 26, 2001

                            ------------------------

                   PROXY SOLICITATION AND VOTING INFORMATION

     The enclosed proxy is solicited by the Board of Directors of Water Pik Technologies, Inc. ("Water Pik Technologies," the "Company," "we" or "us"), a Delaware corporation, for use in voting at the 2001 Annual Meeting to be held at 10:30 a.m., pacific daylight time on Thursday, April 26, 2001, at The Sutton Place Hotel, 4500 MacArthur Boulevard, Newport Beach, California 92660, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the proxy are first being mailed to stockholders and made available on the Internet at http://www.waterpik.com on or about March 23, 2001.

WHO MAY VOTE?

     If you were a stockholder on the records of the Company at the close of business on March 12, 2001 you may vote at the annual meeting. On that day, there were 11,910,673 shares of our Common Stock outstanding.

HOW MANY VOTES DO I HAVE?

     Each share is entitled to one vote. In order to vote, you must either designate a proxy to vote on your behalf or attend the meeting and vote your shares in person. The Board of Directors requests your proxy so that your shares will count toward a quorum and be voted at the meeting.

HOW WILL THE BOARD VOTE MY PROXY?

     A properly executed proxy received by the Secretary prior to the meeting, and not revoked, will be voted as directed by the stockholder. If no specific direction is provided by the stockholder, the shares will be voted FOR the election of the Directors nominated by the Board, FOR the proposal to amend the 1999 Non-Employee Director Stock Compensation Plan, FOR the proposal to amend the Employee Stock Purchase Plan and FOR the proposal to ratify the appointment of the independent auditors. If any other matter should be presented at the Annual Meeting upon which a vote may properly be taken, the shares represented by the proxy will be voted in accordance with the judgment of the holders of the proxy.

     We have not received timely notice of any stockholder proposals for presentation at the Annual Meeting as required by Section 14(a)-14(c) of the Securities Exchange Act of 1934 or by our certificate of incorporation.

HOW MAY I VOTE?

     Stockholders may complete, sign, date and return their proxy cards in the postage-paid envelope provided. If you sign, date and return your proxy card without indicating how you want to vote, your proxy will be voted as recommended by the Board of Directors.

HOW CAN I REVOKE MY PROXY?

     You may change your mind and revoke your proxy at any time before it is voted at the meeting by:

     - sending a written notice to revoke your proxy to the Secretary of the Company;

     - transmitting a proxy by mail at a later date than your prior proxy; or

     - attending the Annual Meeting and voting in person or by proxy (except for shares held in the employee benefit plans described below).

VOTING BY EMPLOYEE BENEFIT PLAN PARTICIPANTS

     Participants who hold Common Stock in one of the Company's defined contribution savings or retirement or stock ownership plans may tell the plan trustee how to vote the shares of Common Stock allocated to their accounts. You may sign and return the voting instruction card provided by the plan. If you do not transmit instructions, your shares will be voted as the plan administrator directs or as otherwise provided in the plan.

VOTING SHARES HELD BY BROKERS, BANKS AND OTHER NOMINEES

     If you hold your shares in a broker, bank or other nominee account, you are a "beneficial owner" of Company Common Stock. In order to vote your shares, you must give voting instructions to your bank, broker or other intermediary who is the "nominee holder" of your shares. The Company asks brokers, banks and other nominee holders to obtain voting instructions from the beneficial owners of shares that are registered in the nominee's name. Proxies that are transmitted by nominee holders on behalf of beneficial owners will count toward a quorum and will be voted as instructed by the nominee holder.

REQUIRED VOTE

     The presence, in person or by proxy, of the holders of a majority of all of the shares of the stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.

     A plurality of the votes cast is required for the election of Directors so that the two individuals who receive the highest number of votes cast will be elected. The affirmative vote of a majority of the votes cast is required to approve the amendment to the 1999 Non-Employee Director Stock Compensation Plan and the amendment to the Employee Stock Purchase Plan, as long as the total votes cast on each of the proposals represents over 50 percent of all the shares entitled to vote on the proposal. The affirmative vote of a majority of the votes cast is required to ratify the appointment of the independent auditors. For these purposes, any vote characterized as an abstention is not counted as a vote cast. Broker non-votes, which relate to shares for which nominee holders do not obtain voting instructions from the beneficial holders, are not counted as votes cast.

COST OF PROXY SOLICITATION

     The Company pays the cost of preparing, assembling and mailing this proxy-soliciting material. We will reimburse banks, brokers and other nominee holders for reasonable expenses they incur in sending these proxy materials to our beneficial stockholders whose stock is registered in the nominee's name.

                        BOARD COMPOSITION AND PRACTICES

INFORMATION AND MEETINGS

     The Board of Directors directs the management of the business and affairs of the Company as provided in the Amended and Restated Bylaws ("Bylaws") of the Company and the laws of the State of Delaware. Members of the Board keep informed about the Company's business through discussions with the senior management and other officers and managers of the Company and its subsidiaries, by reviewing analyses and reports sent to them, and by participating in Board and committee meetings.

     During 2000, the Board held eight meetings, including one special meeting, and the Board acted seven times by unanimous written consent. In 2000, each director attended at least 75 percent of the meetings of the Board and those committees on which he served.

NUMBER OF DIRECTORS

     The Board of Directors determines the number of Directors. The Board currently consists of 6 members. Except as otherwise required under the Company's Bylaws, the Board shall consist of not less than 4 and not more than 10 members.

DIRECTOR TERMS

     The Directors are divided into three classes and the Directors in each class serve for a three-year term. The term of one class of Directors expires each year at the annual meeting of stockholders. The Board may fill a vacancy by electing a new Director to the same class as the Director being replaced. The Board may also create a new Director position in any class and elect a Director to hold the newly created position until the term of the class expires.

SPIN-OFF REQUIREMENTS

     In connection with our spin-off in November 1999, from Allegheny Teledyne Incorporated, presently known as Allegheny Technologies Incorporated ("ATI"), we agreed (and our Bylaws provide) that until our Annual Meeting of Stockholders in 2002, at least a majority of our Board of Directors must also be directors of ATI.

                     PROPOSAL ONE -- ELECTION OF DIRECTORS

     The Board of Directors has nominated for election this year the class of two incumbent Directors whose terms expire at the 2001 Annual Meeting.

     The three-year term of the class of Directors nominated this year will expire at the 2004 Annual Meeting. The two individuals who receive the highest number of votes cast will be elected.

     If you sign and return your proxy card, the individuals named as proxies in the card will vote your shares for the election of the two nominees named below unless you provide other instructions. You may withhold authority for the proxies to vote your shares on any or all of the nominees by following the instructions on your proxy card. If a nominee becomes unable to serve, the proxies will vote for a Board-designated substitute or the Board may reduce the number of Directors. The Board of Directors has no reason to believe that any nominee will be unable to serve.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THESE NOMINEES FOR ELECTION AS DIRECTORS.

NOMINEES FOR DIRECTORS WITH TERMS EXPIRING AT THE 2004 ANNUAL MEETING (CLASS II)

MICHAEL P. HOOPIS.........................  Mr. Hoopis has been our President and Chief Executive
  Age 50                                    Officer since October 1998. Prior to that time, Mr.
  Director since 1999                       Hoopis was affiliated with The Black & Decker
                                            Corporation in various executive positions, including as
                                            President, Worldwide Household Products and as Executive
                                            Vice President from 1996 to 1998; President, Price
                                            Pfister, Inc. from 1992 to 1996; President, Kwikset
                                            Corporation from 1991 to 1992; and Vice President of
                                            Manufacturing, U.S. Household Products from 1989 to
                                            1991. Mr. Hoopis was President of the Stiffel Company
                                            from 1986 to 1989, and he held various marketing,
                                            manufacturing and engineering positions with other
                                            corporations. Mr. Hoopis is a Director of Doskocil
                                            Manufacturing Company, Inc., a manufacturer of a broad
                                            range of plastic and pet products, and Meade Instruments
                                            Corp., a designer and distributor of telescopes and
                                            related accessories.
WILLIAM G. OUCHI..........................  Mr. Ouchi is the Sanford and Betty Sigoloff Professor in
  Age 57                                    Corporate Renewal at the Anderson Graduate School of
  Director since 1999                       Management, University of California at Los Angeles
                                            ("UCLA") and has held that position since 1998. Mr.
                                            Ouchi also held the position of Vice Dean for Executive
                                            Education at the Anderson Graduate School of Management,
                                            UCLA from July 1, 1995 to June 30, 2000, where he
                                            previously had been a professor of management. He is
                                            also a Director of Allegheny Technologies Incorporated,
                                            FirstFed Financial Corp., and Sempra Energy.

CONTINUING CLASS I DIRECTORS -- PRESENT TERM EXPIRES IN 2003
CHARLES J. QUEENAN, JR....................  Mr. Queenan is Senior Counsel to Kirkpatrick & Lockhart
  Age 70                                    LLP, attorneys-at-law. Prior to January 1996, he was a
  Director since 1999                       partner of that firm. Mr. Queenan is also a Director of
                                            Allegheny Technologies Incorporated, Teledyne
                                            Technologies Incorporated and Crane Co.
JAMES E. ROHR.............................  Mr. Rohr has been President of The PNC Financial
  Age 52                                    Services Group, Inc. ("PNC") since 1992 and assumed the
  Director since 1999                       additional title of Chief Executive Officer in May 2000.
                                            Mr. Rohr also held the position of Chief Operating
                                            Officer of PNC from April 1998 to May 2000. He is also a
                                            Director of PNC, Allegheny Technologies Incorporated,
                                            BlackRock, Inc. and Equitable Resources, Inc.
CONTINUING CLASS III DIRECTORS -- PRESENT TERM EXPIRES IN 2002
ROBERT P. BOZZONE.........................  Mr. Bozzone has served as Chairman, Chief Executive
  Age 67                                    Officer and President of Allegheny Technologies
  Director since 1999                       Incorporated, formerly known as Allegheny Teledyne
                                            Incorporated ("ATI") since December 2000, and also
                                            served as Vice Chairman of the Board of Directors of ATI
                                            from August 1996 to December 2000. Mr. Bozzone served as
                                            Vice Chairman of Allegheny Ludlum Corporation from
                                            August 1994 to August 1996. Mr. Bozzone previously was
                                            President and Chief Executive Officer of Allegheny
                                            Ludlum Corporation. He is a Director of ATI, Teledyne
                                            Technologies Incorporated and DQE, Inc., whose principal
                                            subsidiary is Duquesne Light Company. Mr. Bozzone serves
                                            as the non-executive Chairman of our Board of Directors.
W. CRAIG MCCLELLAND.......................  Mr. McClelland served as Chairman and Chief Executive
  Age 66                                    Officer of Union Camp Corporation, a manufacturer of
  Director since 1999                       paper products, from July 1994 until his retirement in
                                            June 1999. Prior to that time, he served as President
                                            and Chief Operating Officer of Union Camp. He is also a
                                            Director of Allegheny Technologies Incorporated,
                                            International Paper Corporation and The PNC Financial
                                            Services Group, Inc.

                      COMMITTEES OF THE BOARD OF DIRECTORS

STANDING COMMITTEES

     The Board has three standing committees: a Committee on Governance, a Personnel and Compensation Committee with a Stock Incentive Award Subcommittee, and an Audit and Finance Committee. The Board does not have a nominating committee, although the Committee on Governance performs certain similar functions as noted below under "Committee on Governance." The committee functions, committee members and number of meetings held during 2000 are identified below.

COMMITTEE ON GOVERNANCE

     The Committee on Governance consists of Messrs. R.P. Bozzone, M.P. Hoopis and W.C. McClelland, with Mr. McClelland serving as Chairman. The Committee met one time during 2000. The Committee's principal functions include:

     - Making recommendations to the Board of Directors with respect to candidates for nomination as new Board members and with respect to incumbent Directors for nomination as continuing Board members.

     - Making recommendations to the Board of Directors concerning the memberships of committees of the Board and chairpersons of the respective committees.

     - Making recommendations to the Board of Directors with respect to the remuneration paid and benefits provided to members of the Board in connection with their service on the Board and its committees.

     - Administering our formal compensation programs for Directors, including the Water Pik Technologies, Inc. 1999 Non-Employee Director Stock Compensation Plan.

     - Making recommendations to the Board of Directors concerning the composition, organization and operations of the Board of Directors, including the orientation of new members and the flow of information.

     - Evaluating board tenure policies as well as policies covering the retirement or resignation of incumbent Directors.

     The Committee will consider recommendations of nominees from stockholders of the Company that follow the procedures for nominations set forth under the section entitled "2002 Annual Meeting and Stockholder Proposals" in this proxy statement and accompany such recommendation with the candidate's name, biographical data and qualifications and a written statement from the individual evidencing his or her consent to be named as a candidate and, if nominated and elected, to serve as a director.

PERSONNEL AND COMPENSATION COMMITTEE

     The Personnel and Compensation Committee consists of Messrs. W.G. Ouchi, J.E. Rohr and C.J. Queenan, Jr., with Mr. Queenan serving as Chairman. The Committee met two times during 2000. Its principal functions include:

     - Making recommendations to the Board of Directors concerning general executive management organization matters.

     - Making recommendations to the Board of Directors concerning compensation and benefits for employees who are also our Directors, consulting with our Chief Executive Officer on compensation and benefit matters relating to other executive officers who are required to file reports under
       Section 16(a) of the Securities Exchange Act of 1934, as amended ("statutory insiders") and making recommendations to the Board of Directors concerning compensation policies and procedures relating to officers who are statutory insiders.

     - Making recommendations to the Board of Directors concerning policy matters relating to employee benefits and employee benefit plans.

     - Administering our formal incentive compensation plans.

STOCK INCENTIVE AWARD SUBCOMMITTEE

     The members of the Stock Incentive Award Subcommittee are: Messrs. W.C. McClelland and W.G. Ouchi, with Mr. Ouchi serving as Chairman. The Subcommittee did not hold any meetings during 2000.

     None of the Subcommittee members is an employee of the Company. Each member is a "non-employee director" for the purposes of Rule 16b-3 of the Securities and Exchange Commission (the "SEC") and an "outside director" for the purposes of the compensation provisions of the Internal Revenue Code. See the "Report on Executive Compensation" in this proxy statement for further information.

     The Stock Incentive Award Subcommittee is responsible for administering and making awards under the Company's stock-based incentive compensation programs for officers, referred to as "statutory insiders," who are required to file reports under Section 16(a) of the Securities Exchange Act of 1934.

AUDIT AND FINANCE COMMITTEE

     The Audit and Finance Committee consists of Messrs. W.C. McClelland, W.G. Ouchi and J.E. Rohr, with Mr. Rohr serving as Chairman. In the opinion of the Board of Directors of the Company, all current members of the Audit and Finance Committee are independent within the meaning of the listing standards of the New York Stock Exchange. The Board of Directors has adopted a written charter for the Audit and Finance Committee, a copy of which is attached hereto as Appendix
A. The Committee met three times during 2000. The principal audit functions of the Audit and Finance Committee are:

     - Making recommendations to the Board of Directors regarding the appointment of the independent auditors for the coming year.

     - Reviewing the general scope of the audit plan of the independent auditors and the internal audit function.

     - Reviewing with management and the independent auditors, upon completion of the annual audit, the financial statements and related reports for their adequacy and compliance with generally accepted accounting, reporting and disclosure standards.

     - Promoting quality in our financial reporting and accounting practices by maintaining regular and open channels of communication between the Board, the independent auditors, the internal audit function and management.

     The principal finance functions of the Audit and Finance Committee include:

     - Reviewing and evaluating proposed bank credit agreements and other major financial proposals.

     - Reviewing and making recommendations to the Board of Directors concerning policies with respect to dividends and capital structure.

     The Audit and Finance Committee's duty is one of oversight as set forth in its Charter. It is not the duty of the Audit and Finance Committee to prepare the Company's consolidated financial statements, to plan or conduct audits, or to determine that the Company's consolidated financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Company's management is responsible for preparing the Company's consolidated financial statements and for maintaining internal control. The independent auditors are responsible for auditing the consolidated financial statements and for expressing an opinion as to whether those audited consolidated financial statements fairly present the financial position, results of operations, and cash flows of the Company in conformity with generally accepted accounting principles in the United States.

                   REPORT OF THE AUDIT AND FINANCE COMMITTEE

     The Audit and Finance Committee has reviewed the Company's audited consolidated financial statements for the fiscal year ended December 31, 2000. In conjunction with its review, the Audit and Finance Committee has met with the management of the Company to discuss the audited consolidated financial statements. In addition, the Audit Committee has discussed with the Company's independent auditors, Ernst & Young LLP, the matters required pursuant to Statement on Auditing Standards No. 61 and has received written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1. The Audit and Finance Committee has also discussed with Ernst & Young LLP the independence of Ernst & Young LLP, and has also considered the compatibility of non-audit services with Ernst & Young's independence. Based upon this review and discussion, the Audit and Finance Committee recommended to the Board that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                          THE AUDIT AND FINANCE COMMITTEE
                                          James E. Rohr, Chairman
                                          W. Craig McClelland
                                          William G. Ouchi

                          INDEPENDENT AUDIT FIRM FEES

AUDIT FEES

     Fees for the year 2000 audit and the quarterly reviews including review of Forms 10-Q were $259,495, of which an aggregate amount of $134,656 was billed through December 31, 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Ernst & Young LLP did not render any services related to financial information systems design and implementation for the year ended December 31, 2000.

ALL OTHER FEES

     Aggregate fees billed for all other services rendered by Ernst & Young LLP for the year ended December 31, 2000 were $163,600, consisting of $72,942 for audit-related services (e.g. audit of subsidiaries, providing consents for registration statements, etc.), $56,949 for tax-related services and $33,709 for all other services.

                             DIRECTOR COMPENSATION

     Members of the Board who are also employees of the Company do not receive any compensation for their services as Directors on our Board or its committees. Each Director of the Company who is not an employee of the Company receives an annual retainer fee of $20,000. The non-executive Chairman of our Board of Directors is paid an additional annual fee of $10,000. Each non-employee chair of a committee is paid an annual fee of $1,500. Directors are also paid $1,000 for each Board meeting and $1,000 for each committee meeting attended.

     The non-employee Directors also participate in the 1999 Non-Employee Director Stock Compensation Plan (the "Director Plan"). The purpose of the Director Plan is to provide non-employee Directors with an increased personal interest in our performance.

     Under the Director Plan, each non-employee Director receives a one-time grant of an option to purchase 5,000 shares of our Common Stock and a one-time grant of 3,000 restricted shares of our Common Stock. The one-time option and restricted share grants are made at the later of June 27, 2000 or the date the non-employee Director first becomes a member of the Board, and the grants vest over a three year period. Each non-employee Director also receives an option to purchase 1,000 shares of our Common Stock at the conclusion of each annual meeting of our stockholders. If a non-employee Director first becomes a Director on a date other than an annual meeting date, an option covering 1,000 shares of our Common Stock will be granted to such non-employee Director on his or her first day of Board service. The purchase price of the Common Stock covered by these options will be the fair market value of our Common Stock on the date the option is granted. The Director Plan also provides that each non-employee Director will receive at least 25 percent of the annual retainer fee in the form of our Common Stock. Each Director may elect to receive a greater percentage of that fee in Common Stock.

     During 2000, Messrs. Bozzone, McClelland, Ouchi, Queenan and Rohr each received, effective on the annual meeting date, an option to purchase 1,000 shares of our Common Stock. Each of these non-employee Directors also received, effective June 27, 2000, an option to purchase 5,000 shares of our Common Stock and a grant of 3,000 restricted shares of our Common Stock.

     Our Fee Continuation Plan for Non-Employee Directors was discontinued effective June 27, 2000. Under the plan, retirement benefits would have been payable to a person who served as a non-employee Director for at least five years, with credit given for years of service as a Director of ATI for those Directors of the Company who served on ATI's Board. We will not pay any benefits to current or retired Directors under the former Fee Continuation Plan.

               PROPOSAL TWO -- AMENDMENT OF THE 1999 NON-EMPLOYEE
                        DIRECTOR STOCK COMPENSATION PLAN

     In November 1999, the Company's Board of Directors adopted, and the Company's stockholder approved, the 1999 Non-Employee Director Stock Compensation Plan (the "Director Plan"). Under the Director Plan up to 100,000 shares of Common Stock of the Company may be issued at the times specified in the Director Plan as grants of stock in lieu of Director fees, restricted stock and upon exercise of stock options

(collectively, the "shares") granted under the Director Plan to Directors who are not employees of the Company. In connection with the termination of the Company's Non-Employee Director Fee Continuation Plan, the Company's Board of Directors amended the Director Plan in June 2000 to, among other things, provide for a one-time grant of 5,000 stock options and a one-time grant of 3,000 shares of restricted Common Stock to existing and future participants in the Director Plan.

THE AMENDMENT

     On January 23, 2001, the Company's Board of Directors approved an amendment to the Director Plan, subject to stockholder approval, to increase by 100,000 shares the maximum number of shares of Common Stock reserved for issuance under the Director Plan, from 100,000 shares to 200,000 shares. At this meeting, the stockholders of the Company will be asked to approve this amendment to the Director Plan to increase by 100,000 the maximum number of shares of Common Stock reserved for issuance under the Director Plan, from 100,000 to 200,000.

     The Director Plan plays an important role in the Company's efforts to attract and retain non-employee Directors while allowing the Company to retain cash that would otherwise be paid to such directors, and to align the interests of non-employee Directors with those of the stockholders through increased ownership of the Company by those Directors. Of the 100,000 shares authorized to be granted under the Director Plan, as of March 20, 2001, 65,482 shares have been granted and 34,518 shares remain eligible for grants.

DESCRIPTION OF THE PLAN

     The following is a summary of some of the principal features of the Director Plan.

     Purpose. The Director Plan promotes the interests of the Company and its stockholders by attracting, retaining and providing an incentive to non-employee Directors through the acquisition of a proprietary interest in the Company and an increased personal interest in its performance.

     Participants. Each non-employee Director of the Company will participate in the Director Plan. There are currently five non-employee Directors on the Company's Board of Directors.

     Shares Subject to the Plan. The shares to be offered under the Director Plan will consist of the Company's authorized but unissued Common Stock or treasury shares and, subject to adjustment upon certain corporate events as described below, the total number of shares which may be issued directly under the Director Plan or pursuant to options granted under the Director Plan will not currently exceed 100,000 shares, or if the amendment is approved by the stockholders, will not exceed 200,000 shares. If any options granted under the Director Plan expire or terminate without having been exercised or vested in full, the unpurchased shares subject to those options will again be available for issuance under the Director Plan. The market value of each share of Common Stock of the Company is $8.30 based on the closing price on the New York Stock Exchange on March 5, 2001.

     Adjustments Upon Changes in Common Stock. The number and kind of shares available for issuance under the Director Plan, and the number and kind of shares subject to, and the exercise price of, outstanding options, shall be appropriately adjusted to prevent dilution or enlargement of rights by reason of any stock dividend, stock split, combination or exchange of shares, recapitalization, merger, consolidation or other change in capitalization with a similar substantive effect upon the plan or the shares issuable under the Director Plan.

     Administration. The Director Plan is administered by the Board of Directors of the Company. The Board of Directors has the authority to interpret the Director Plan, adopt rules relating to the Director Plan and make all other determinations necessary or advisable for the administration of the Director Plan.

     Non-restricted Stock Awards for Director Retainer Fees. Each non-employee Director will receive, as of the first business day in January during each year such person serves as a director of the Company, a minimum of 25 percent of the annual retainer fee payable by the Company for service as a Director, including any retainer fee payable for service on any committee of the Board of Directors, in the form of Common Stock issued under the Director Plan. Each non-employee Director may elect to increase that percentage to 50 percent, 75 percent or 100 percent. The remainder of the retainer fee will be paid in cash. The number of shares issuable will be based on the fair market value of the Company's Common Stock on the date on which the fees are payable. Cash shall be paid in lieu of any fractional shares.

     Initial Restricted Stock Awards. Each non-employee Director of the Company has or will receive an initial award of 3,000 shares of restricted Common Stock of the Company on the later of June 27, 2000 or the date that he or she first commenced or will commence service as a Director of the Company. The restrictions are removed at the rate of one-third per year over a three year period. This initial award must be forfeited and returned to the Company if during the applicable forfeiture period (a) the non-employee Director transfers, sells or otherwise disposes of the restricted stock other than in a transaction constituting a Change in Control (as defined below), or (b) the Board service of the non-employee Director with the Company terminates for any reason other than death, disability or retirement. The length of time of the applicable forfeiture period of each initial award, together with any additional conditions, restrictions and other provisions, will be determined by the Board of Directors of the Company and set forth in an award agreement between the non-employee Director and the Company. The Board of Directors of the Company may waive the forfeiture conditions set forth in any award agreement under appropriate circumstances and subject to such terms and conditions (including forfeiture of a proportionate number of the shares of restricted stock issued under the Director Plan) as it may deem appropriate.

STOCK OPTION AWARDS

     Initial Option Grants. Each non-employee Director of the Company has or will receive an initial option grant covering 5,000 shares of Common Stock of the Company as of the later of June 27, 2000 or the date that he or she first commenced or will commence service as a Director of the Company. Unless accelerated as described below, options received pursuant to these initial grants become exercisable in equal one-third increments on the first, second and third anniversaries of the date on which they were granted. The purchase price of each share of Common Stock covered by the initial option grant will be the fair market value of a share of the Company's Common Stock as of the date of the initial option grant.

     Annual Option Grants. An option covering 1,000 shares of Common Stock of the Company will be granted to each non-employee Director automatically as of the conclusion of each annual meeting of the stockholders and Directors of the Company. If a Director first becomes a non-employee Director on a date other than an annual meeting date, an option covering 1,000 shares of Common Stock of the Company will be granted to that Director as of his or her first date of service as a non-employee Director. Unless accelerated as described below, options received pursuant to these annual grants become exercisable on the first anniversary of the date on which they were granted. The purchase price of the Common Stock covered by each annual option grant will be the fair market value of a share of the Company's Common Stock as of the date of that annual option grant.

     Nature and Duration of Options. Options granted under the Director Plan will not be qualified as "incentive stock options" under Section 422 of the Internal Revenue Code and, if not previously terminated, will terminate upon the earlier to occur of (a) the expiration of 10 years from the date of grant and
(b) the expiration of 12 months after termination of service as a Director of the Company. In addition, if a Director is removed from the Company's Board of Directors for reasons other than death, disability or retirement, or resignation prior to the third annual meeting of stockholders of the Company, all rights of that Director in an option that the Director was entitled to exercise on the date of removal or voluntary resignation will terminate on the 30th day (or, if such day is not a business day, on the next business day) after the date of removal.

     Exercise and Purchase Price. The purchase price for the shares shall be paid in full at the time of exercise (a) in cash or by check payable to the order of the Company, (b) by delivery of shares of Common Stock of the Company already owned by, and in the possession of the option holder, or (c) by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price of the shares covered by the option (in which case the exercise will be effective upon receipt of such proceeds by the Company). Shares of Common

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

Stock used to satisfy the exercise price of an option will be valued at their fair market value on the date of exercise. No option may be exercised for a fraction of a share and no partial exercise of any option may be for less than 100 shares.

     Acceleration of Exercisability. In the event the Board service of a non-employee Director terminates by reason of death, disability or retirement, or upon the occurrence of a Change in Control, all options shall become immediately and fully vested and exercisable. The Director Plan defines a Change of Control generally as (i) the acquisition by any entity or group of more than 25 percent of the outstanding voting securities of the Company without approval by the Company's Board of Directors, (ii) the approval by the Company's stockholders of a reorganization, consolidation or merger of the Company unless such stockholders continue to own after the transaction more than 75 percent of the voting securities of the surviving or successor entity, in substantially the same proportions, (iii) any election has occurred of persons to the Company's Board of Directors that causes two-thirds of that Board to consist of persons other than (A) persons who were members of that Board on January 1, 2000 and (B) persons who were nominated for election as members of that Board at a time when two-thirds of that Board consisted of persons who were members of that Board on January 1, 2000, or (iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or a sale of substantially all of the assets of the Company.

     Restrictions on Transferability. None of the shares of restricted stock issued under the Director Plan may be assigned, transferred (other than by will or the laws of descent and distribution), pledged, sold or otherwise disposed of prior to the lapse or release of the restrictions applicable to those shares. Options granted under the Director Plan may not be assigned, pledged or otherwise encumbered and are not transferable, other than by will or the laws of descent and distribution, and will be exercisable during an option holder's lifetime only by that holder or by his or her guardian or legal representative, except to the extent that the transfer is (i) permitted by Rule 16b-3 promulgated under the Securities Exchange Act of 1934 and (ii) approved by the Board of Directors of the Company or its designee.

     Amendment and Termination. The Board of Directors of the Company has the power and authority to amend or terminate the Director Plan at any time; provided, however, that it shall not, without the affirmative approval of the stockholders of the Company, make any amendment which requires stockholder approval under any applicable law or regulation of a national stock exchange on which the Company's Common Stock is traded. No amendment or termination of the Director Plan may, without the consent of a plan participant, adversely affect the right of that participant with respect to any options then outstanding. Unless previously terminated by the Board of Directors, the Director Plan shall terminate without further action upon the earlier of (a) November 29, 2009, and
(b) the first date upon which no shares of Common Stock of the Company remain available for issuance under the Director Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of some of the federal income tax consequences of Director Plan benefits under present tax law. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences, which may vary substantially from the federal tax consequences. For such reasons, the Company recommends that each participant consult his or her personal tax advisor to determine the specific tax consequences applicable to him or her.

     Non-Restricted Stock Awards for Director Retainer Fees. Generally, at the time of an award of non-restricted stock to a non-employee Director for retainer fees, the participant will recognize taxable income, and the Company will be entitled to a deduction, in the amount equal to the full fair market value of the shares awarded to the participant at the time of grant. Income recognized by the participant upon the receipt of non-restricted stock will be taxed as ordinary income.

     Upon the subsequent disposition of such non-restricted stock, the participant will recognize capital gain or loss in an amount equal to the difference between the proceeds received upon disposition and the fair market value of such shares at the time of grant. If the gain recognized in connection with such disposition qualifies for capital gain treatment, the federal capital gains tax rate for such sale will be determined based on the holding period of such shares of stock and in accordance with the tax rates then in effect under the Internal Revenue Code of 1986, as amended (the "Code").

     Currently, long term capital gains (i.e., capital gains with respect to property with a holding period of more than one year) are taxed at the maximum federal tax rate of 20 percent. However, capital gains with respect to property with a holding period of more than 5 years, provided that the holding period begins no earlier than January 1, 2001, are currently taxed at a maximum federal rate of 18 percent. Ordinary income is currently taxed at the maximum marginal federal income tax rate of 39.6 percent. Short-term capital gains (i.e., capital gains with respect to property with a holding period of one year or less) are currently taxed the same as ordinary income. There are limitations on the deductibility of capital losses.

     Restricted Stock Awards. A participant who receives an award of restricted stock will be required to include in his or her gross income, in the taxable year of such participant in which the shares of restricted stock vest, an amount equal to the full fair market value of such restricted stock determined at the date of vesting. However, a participant may elect pursuant to Section 83(b) of the Code to include in his or her gross income for the taxable year in which the restricted stock is issued, the full fair market value of such restricted stock at the time of such issuance (determined without reference to the forfeiture restriction). In this event, the participant will not recognize taxable income when the restricted stock vests. If shares with respect to which a Section 83(b) election has been made are forfeited to the Company, the participant will not be entitled to a deduction.

     As a result of issuing restricted stock subject to a forfeiture restriction, the Company will be entitled to a deduction for its taxable year within which ends the taxable year of the participant of such stock in which such participant is required to include an amount in gross income, either as a result of the vesting of the shares or of making a Section 83(b) election. The amount of such deduction will be equal to the amount, if any, which the participant is required to include in his or her gross income.

     Any amount included in a participant's gross income as a result of the issuance of shares of restricted stock under the Director Plan or the vesting of shares of stock will be taxed as ordinary income. Provided that the participant is not then an employee of the Company, the Company will not be required to deduct and withhold federal and state income and payroll taxes.

     Except as described above, upon the disposition of shares of vested restricted stock, the participant will recognize capital gain or loss in an amount equal to the difference between the proceeds received from the disposition and the participant's tax basis in the shares (i.e., the amount of ordinary income previously included in income with respect to the shares). If such shares have been held at the time of their disposition for more than one year from the earlier of the date of a Section 83(b) election or the date the forfeiture restriction terminates as to the shares, the capital gain or loss will be long-term. A recipient of restricted stock may not assign or alienate his or her interest in the restricted stock prior to vesting.

     Stock Options. At the time of the grant of a stock option, no taxable income will be recognized by the participant and the Company will not be entitled to a deduction. Upon the exercise of such an option, the participant will recognize taxable income, and the Company will then be entitled to a deduction, in the amount by which the then fair market value of the shares of stock issued to such participant exceeds the exercise price on the date of the exercise.

     If a sale of shares of stock received upon exercise of such option would subject the participant to suit under Section 16(b) of the Exchange Act, however, the participant will not recognize income (and the Company will not be entitled to a deduction) at the time such option is exercised unless the participant makes an election under Section 83(b) of the Code to recognize income at that time. If such election is not made, the participant will recognize income, and the Company will be entitled to a deduction, equal to the amount by which the then fair market value of the shares of stock issued to such participant exceeds the exercise price at the time when Section 16(b) of the Exchange Act would no longer apply to such sale.

     Upon the subsequent disposition of shares of stock acquired upon the exercise of a stock option, the participant will recognize capital gain or loss in an amount equal to the difference between the proceeds received upon disposition and the participant's tax basis in the shares (generally, the sum of the exercise price
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

paid by the participant upon exercise of the option and the amount of income previously recognized by the participant with respect to such shares, as described above). If the gain recognized in connection with such disposition qualifies for capital gain treatment, the federal capital gains tax rate for such sale will be determined based on the holding period of the Common Stock in accordance with the tax rates then in effect under the Code.

     Payment of Option Price with Shares of Common Stock. To the extent a participant pays all or part of the exercise price of an option by tendering shares of Common Stock owned by the participant, the tax consequences described above generally would apply. However, the number of shares received upon exercise equal to the number of shares surrendered in payment of the aggregate exercise price will have the same basis and tax holding period as the shares surrendered. The additional shares received upon such exercise will have a tax basis equal to the amount of ordinary income recognized and any cash paid on such exercise and a holding period which commences on the date of exercise.

     Acceleration of Stock Options Upon Change of Control. Pursuant to the Director Plan and as further discussed above, upon the termination of a Director's service in connection with a Change of Control of the Company, the exercisability of stock options will be accelerated. Such acceleration may be determined to be, in whole or in part, a "parachute payment" for federal income tax purposes with respect to any non-employee Director who owns (either actually or constructively) Company stock having a value in excess of either $1.0 million or 1 percent of the total value of the Company's stock. If the present value of all of such participant's parachute payments exceeds three times the participant's average annual compensation for the past five years (or the entire period of employment with the Company, if less than five years), the participant will be subject to a special excise tax of 20 percent on the "excess parachute payment." Such tax will be applied to the amount of such parachute payment which is in excess of the greater of such average annual compensation of the participant or an amount which the participant establishes as reasonable compensation. In addition, the Company will not be allowed a deduction for such "excess parachute payment."

AWARDS OUTSTANDING UNDER THE PLAN

     As of March 5, 2001, approximately five persons, who are non-employee Directors of the Company, collectively, have been (a) issued 15,482 shares of unrestricted Common Stock and 15,000 shares of restricted Common Stock under the Director Plan, and (b) granted options to purchase 35,000 shares of unrestricted Common Stock under the Director Plan.

VOTE REQUIRED

     The amendment to the Director Plan to increase the number of shares reserved must be approved by a majority of the votes cast on this proposal by the holders of shares of the Company's Common Stock present, or represented, and entitled to vote at the annual meeting and the total votes cast on this proposal must represent over fifty percent of all such shares entitled to vote on the proposal. If you specifically abstain from voting on this proposal, your shares will, in effect, be voted against the proposal. Broker non-votes will not be counted as being entitled to vote. In the event that stockholder approval is not obtained, the Company will not increase the number of shares of its Common Stock reserved for issuance under the Director Plan, but awards may continue to be made under the terms of the Director Plan as currently in effect.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO THE 1999 NON-EMPLOYEE DIRECTOR STOCK COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE UNDER THE DIRECTOR PLAN.

        PROPOSAL THREE -- AMENDMENT OF THE EMPLOYEE STOCK PURCHASE PLAN

     In November, 1999, the Board of Directors adopted, and the Company's stockholder approved, the Employee Stock Purchase Plan (the "Purchase Plan"). In January, 2001, the Company's Board of Directors approved an amendment to the Purchase Plan, subject to stockholder approval, to increase by 600,000 shares the maximum number of shares of Common Stock reserved for issuance under the Purchase Plan, from

500,000 shares to 1,100,000 shares. At this meeting, the stockholders of the Company will be asked to approve this amendment to the Purchase Plan to increase by 600,000 the maximum number of shares of Common Stock reserved for issuance under the Purchase Plan, from 500,000 to 1,100,000.

     The Purchase Plan plays an important role in the Company's efforts to attract and retain employees, and to align the interests of its employees with those of its stockholders through increased ownership of the Company by those employees. The 500,000 shares of the Company's Common Stock originally reserved for issuance under the Purchase Plan have already been issued so that no additional shares may be issued currently under the Purchase Plan.

DESCRIPTION OF THE PURCHASE PLAN

     The following is a summary of some of the principal features of the Purchase Plan.

     Purpose. The Purchase Plan is intended to provide employees of the Company the opportunity to acquire shares of Common Stock and thereby better align the interests of the employees and the stockholders of the Company. The Purchase Plan is divided into two component programs, the Employee Stock Purchase Program (the "ESPP"), and the Stock Acquisition and Retention Program (the "SARP"). While both the ESPP and the SARP programs are subject to the general provisions of the Purchase Plan, each program has separate eligibility and stock acquisition provisions. The ESPP is designed to provide for voluntary employee stock ownership in the Company. The purpose of the SARP is to assist the Company in retaining and motivating selected key management employees and to encourage them to hold a proprietary interest in the Company as an incentive to achieve the long-term objectives of the Company.

     Administration. The Purchase Plan is administered by the Stock Incentive Award Subcommittee of the Company's Board of Directors in the case of performance-based compensation for individuals who are executive officers of the Company and the Personnel and Compensation Committee of the Company's Board of Directors in all other cases. Each of these committees has the exclusive and final authority and discretion in interpreting and implementing the Purchase Plan and designating the participants in the Plan. The ESPP feature of the Purchase Plan is administered by a Purchase Plan administrator designated by the appropriate committee or the Company's Board of Directors.

     Shares Subject to the Purchase Plan. Subject to the adjustments described below, the maximum number of shares of Common Stock available for issuance under the Purchase Plan is currently 500,000. The Common Stock to be offered under the Purchase Plan is authorized and unissued common stock of the Company, or Common Stock which has been reacquired by the Company and held in its treasury. In addition, for issuance under the ESPP, shares may be purchased in the open market. Shares of restricted common stock forfeited by participants may again be issued under the SARP. Of the 500,000 shares previously issued under the Purchase Plan, all of the shares were issued under the SARP. As of March 5, 2001, an additional 15,405 shares were issued under the ESPP which were purchased on the open market. The market value of each share of Common Stock of the Company is $8.30 based on the closing price on the New York Stock Exchange on March 5, 2001.

     Adjustments to Reflect Capital Changes. The number and kind of shares of Common Stock available for issuance under the Purchase Plan will be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Purchase Plan. The appropriate administering committee will have the power and sole discretion to determine the amount of the adjustment to be made in each case.

     Restrictions on Transferability. None of the shares of restricted Common Stock awarded under the SARP may be assigned, transferred (other than by will or the laws of descent and distribution), pledged, sold or otherwise disposed of prior to lapse or release of the restrictions on those shares. Rights under the ESPP may not be assigned, transferred or encumbered by a participant prior to the withdrawal of shares of Common Stock from his or her share account. During the lifetime of a participant, only the participant personally may exercise rights under the Purchase Plan.

     Tax Withholding. The Company is entitled to withhold (or secure payment from a SARP participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any Common Stock issuable under the SARP, or with respect to any income recognized upon the lapse of restrictions applicable to any restricted common stock awarded.

     Amendment and Termination. The committee administering the Purchase Plan has complete power and authority to amend or terminate the Purchase Plan at any time it is deemed necessary or appropriate. No termination or amendment of the Purchase Plan may, without the consent of any SARP participant to whom any awards have been granted under the SARP, adversely affect the right of that individual under that award. The committee may, however, provide for amendments that it deems appropriate in the agreements entered into with respect to awards. If the Purchase Plan or the ESPP feature is terminated, the entire amount of cash allocable to the share account of each ESPP participant and not previously applied to the purchase of shares of Common Stock will be refunded to that participant.

ESPP PROVISIONS

     ESPP Participants. All regular status employees are eligible to participate in the ESPP feature of the Purchase Plan if employed by the Company, including any subsidiary of the Company, after 12 months and 1,000 hours of service in such year except for employees (i) under the age of majority in the applicable state, or (ii) covered by a collective bargaining agreement, unless the agreement specifically provides that such employees are eligible to participate in the Purchase Plan. Executive officers of the Company are not eligible to participate in the ESPP. As of February 28, 2001, there are approximately 940 employees who are eligible to participate in the ESPP feature of the Purchase Plan of which approximately 100 employees are currently participating in the ESPP. As of March 5, 2001, an aggregate of 15,405 shares have been issued under the ESPP, all of which have been purchased in the open market.

     Participant Contributions. Each ESPP participant may authorize a contribution amount for each pay period, subject to minimum and maximum contributions set forth in the Purchase Plan depending on the participant's payroll schedule. A participant's contribution cannot exceed 25 percent of that participant's compensation for that pay period. Subject to any restrictions imposed by applicable federal or state securities laws or the rules of the New York Stock Exchange, participants may increase or decrease their payroll deductions, with that change to become effective at the beginning of the subsequent calendar year quarter. Participants may suspend payroll deductions, without terminating participation in the ESPP, but must wait one full quarter following the quarter in which the deduction was suspended to resume deductions. The Company accumulates on a calendar month basis and holds, without interest to the participants, all participant contributions.

     Company Contributions. The Company contributes an amount equal to 15 percent of each ESPP participant's monthly contribution towards the purchase of shares of Common Stock of the Company. The Company's contribution may be made in cash to purchase shares for the participant's account, or in treasury or authorized but unissued shares of the Company's Common Stock, or both.

     Allocations to Participants' Share Accounts. As soon as practical after the end of such month, the Company may use both the ESPP participant's contributions and the Company's contributions to purchase shares of Common Stock, at the fair market value price of the shares on that date, on behalf of the ESPP participants who have chosen to make participant contributions for that month. The Purchase Plan Administrator allocates to a share account set up for each ESPP participant the number of whole shares (or fractional interests in whole shares) of Common Stock purchased under the ESPP for a month determined by dividing the sum of each participant's contributions withheld during that month, plus the Company contributions for each participant for that month, by the per share price of the Common Stock purchased under the ESPP for that month. A participant may add other shares of the Company's Common Stock to his or her share account at any time by separate purchases arranged with the Purchase Plan administrator, or by delivering other shares already owned by the participant to the Purchase Plan administrator. At the time of purchase, each ESPP participant immediately acquires fully vested ownership of, and voting rights with respect to, all shares of Common Stock purchased on his or her behalf. Stock dividends and stock splits will be credited to a participant's share account and any cash dividends will be reinvested by purchasing additional shares of Common Stock unless a participant instructs the Purchase Plan administrator to the contrary.

     Disposition of Shares. An ESPP participant may instruct the Purchase Plan administrator to sell any or all of the shares allocable to his or her share account and choose to have the proceeds, less brokerage commission and other normal charges, paid out in cash or credited to his or her share account. Such instructions will not affect the participant's status as an ESPP participant unless he or she sells shares held in his or her share account through the Purchase Plan administrator more than twice a year, in which case the ESPP participant must withdraw from the Purchase Plan for one year.

     Termination of Purchase Plan Participation. A participant may terminate participation in the ESPP at any time for a period of not less than one year in duration. A participant's participation in the ESPP shall terminate automatically without notice upon death or other termination of employment by the participant with the Company or one of its subsidiaries. Upon the Purchase Plan administrator's receipt of written instructions from the participant (or his or her estate) upon termination of ESPP participation, shares of Common Stock held in the participant's share account will be transferred in accordance with those instructions or sold at the prevailing market price with the proceeds, less the brokerage commission and any other normal charges, distributed in accordance with those instructions. Cash will be paid in lieu of any fractional interest in a share of Common Stock.

     Voting Rights. ESPP participants receive all material distributed by the Company to its stockholders. The whole shares in each ESPP participant's share account will be voted in accordance with the participant's signed proxy instructions delivered to the plan administrator, or otherwise, in accordance with rules applicable to stock listed on the New York Stock Exchange or the successor principal national exchange on which the shares of Common Stock are listed.

SARP PROVISIONS

     SARP Participants. Prior to the commencement of each calendar year, the committee administering the Purchase Plan will designate, in its discretion, which senior executives and officers of the Company will be allowed to participate in the SARP for that calendar year. In addition, that committee may, in its discretion, limit the extent of participation by any SARP participant in any calendar year, including, but not limited to restricting the number of shares purchased and the frequency of the purchases. Currently there are seven
(7) employees who the committee has designated are eligible to participate in the SARP feature of the Purchase Plan during 2001. The committee has designated that each participant eligible to participate during 2001 may purchase stock under the SARP in an amount up to the participant's base annual salary in effect on the first day of the year. To the extent that a sufficient number of shares of Common Stock are not available at the time a participant elects to purchase, the shares may be purchased and awarded under the Company's 1999 Incentive Plan if sufficient shares are available under that plan.

     Stock Purchase Elections. A SARP participant may irrevocably elect, at any time or times during the calendar year for which he or she is eligible to participate in the SARP, including during the offering period, to purchase Common Stock of the Company with an aggregate value equal to a dollar amount specified by the participant. The offering period will be designated by the committee administering the SARP. An offering period will generally consist of the ten business days, commencing on the third business day after the release by the Company of its quarterly or annual financial statements and ending on the twelfth business day after that date. The purchase will be made on the first business day following the end of that offering period and will be paid for by the participant's delivery, in the participant's discretion, of cash or a promissory note to the Company. The number of shares of Common Stock credited to the participant's account will be determined by dividing the dollar amount elected by the SARP participant by a purchase price per share equal to the average fair market value of the Common Stock during the offering period. No fractional shares will be credited to the participant; the amount of the promissory note or cash given as payment will instead be reduced by an appropriate amount. The participant will have all of the rights of a stockholder with respect to the shares of Common Stock purchased under the SARP, including the right to vote and receive dividends.

     Stock Designation Elections. At any time during a calendar year, a SARP participant may elect, in a notice to the Company, to identify certain shares of Common Stock of the Company already owned by that participant as being subject to the SARP. Shares so designated may be any whole number of shares then owned by the participant, other than shares purchased under the SARP, shares credited to the participant's account under any tax qualified employee benefit Purchase Plan sponsored by the Company or shares subject to outstanding and as yet unexercised stock options.

     Limitations on Shares Purchased or Designated. The sum of the fair market value of the aggregate amount of Common Stock purchased or designated under the SARP in any calendar year may not exceed the participant's annual salary in effect at the beginning of that year or on the first day of the participants employment if he or she was hired after the beginning of that year.

     Terms of Promissory Notes. Each promissory note which a participant chooses to use to pay for shares purchased under the SARP will have a term of ten years or less (unless the committee administering the Purchase Plan determines otherwise), will be secured by the shares of Common Stock purchased and will accrue interest at the minimum rate required to avoid imputed interest under the Internal Revenue Code. No principal or interest payments will be due under the promissory note prior to the fifth anniversary of the date of that note. After the fifth anniversary date, level monthly payments of principal and accrued interest will be required until paid in full. Unless otherwise determined by the committee administering the Purchase Plan, all outstanding principal and interest on the promissory note will be immediately due and payable in full upon termination of the participant's employment with the Company. Under certain conditions, the principal and interest due under the promissory note may be paid by delivering shares of the Company's Common Stock to the Company.

     Restricted Common Stock Awards. As of the date of any purchase of Common Stock under the SARP or the delivery of any notice of the designation of any shares of common stock already owned as being subject to the SARP, there shall automatically be granted to that participant by the Company an award of one share of restricted common stock of the Company for each two shares of Common Stock so purchased or designated. As of the date of grant, the participants have all of the rights of a stockholder with respect to the shares of restricted Common Stock awarded under the SARP, including the right to vote and receive dividends.

     Terms of Restricted Common Stock Awards. The committee will determine the forfeiture periods and conditions, restrictions and other terms of all restricted Common Stock awards, which will be set forth in an agreement between the Company and the participant. All restricted Common Stock awarded to a participant under the SARP will be forfeited if, during the five-year period following the date of grant of restricted Common Stock (or any other period determined by the committee administering the Purchase Plan), (i) the participant transfers, sells or otherwise disposes of the shares of Common Stock purchased or designated under the SARP that entitled the participant to the grant of restricted Common Stock, other than to certain permitted transferees or in a transaction constituting a Change in Control, (ii) the employment of the participant with the Company and its affiliates terminates other than for a reason set forth below, or (iii) the participant defaults on the promissory note used to purchase shares under the SARP. If there is a Change of Control or the participant is discharged by the Company without cause or the participant's employment is terminated by reason of death, disability or retirement pursuant to the retirement policy of the Company, all forfeiture restrictions imposed on the restricted common stock will immediately and fully lapse. The Purchase Plan defines a Change of Control generally as (i) the acquisition by any entity or group of more than 25 percent of the outstanding voting securities of the Company without approval by the Company's Board of Directors, (ii) the approval by the Company's stockholders of a reorganization, consolidation or merger of the Company unless such stockholders continue to own after the transaction more than 75 percent of the voting securities of the surviving or successor entity, in substantially the same proportions (iii) any election has occurred of persons to the Company's Board of Directors that causes two-thirds of that board to consist of persons other than (A) persons who were members of that board on January 1, 2000 and (B) persons who were nominated for election as members of that board at a time when two-thirds of that board consisted of persons who were members of that board on January 1, 2000, or (iv) approval by the stockholders of the

Company of a complete liquidation or dissolution of the Company or a sale of substantially all of the assets of the Company.

     Waiver of Forfeiture Period. The committee administering the Purchase Plan may, in its sole discretion, waive the forfeiture conditions set forth in any award agreement under appropriate circumstances, provided that the SARP Participant shall at that time have completed at least one year of employment after the date on which the restricted Common Stock was granted.

     Federal Income Tax Consequences. The following is a summary of some of the federal income tax consequences of plan benefits under present tax law. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences, which may vary substantially from the federal tax consequences. For such reasons, the Company recommends that each participant consult his or her personal tax advisor to determine the specific tax consequence applicable to him or her.

ESPP

     A participant will recognize taxable ordinary (compensation) income with respect to the full amount of the participant's contributions to the ESPP, which contributions will be withheld by the Company from the participant's wages, at the time such contributions are withheld by the Company. The participant will also recognize taxable ordinary (compensation) income with respect to the full amount of the Company's matching contributions to the participant's ESPP account. The amounts of a participant's contributions and the Company's matching contributions to the participant's ESPP account will be subject to federal income, FICA and any applicable state and local income tax withholding.

     The Company will be entitled to a deduction with respect to both the participant's contributions and the Company's matching contributions to a participant's ESPP account.

     A participant will recognize taxable income with respect to all dividends on shares of stock credited to the participant's ESPP account in the same manner as if the participant directly held such shares. When a participant sells any shares of stock credited to the participant's ESPP account, the participant will recognize capital gain or loss, if the participant has held the shares for the appropriate length of time to qualify for capital gains treatment, on the difference between the sales price and the participant's tax basis in those shares (i.e., the amount paid for the shares). The Company will not be entitled to a deduction for any dividends paid on shares credited to a participant's account or upon a participant's sale of shares.

SARP

     Designation of Previously Acquired Stock as Subject to SARP. A participant will not recognize any taxable income, and the Company will not be entitled to a deduction, upon the participant's designation of previously acquired Company stock as being subject to the SARP.

     Purchase of Stock Under the SARP. Upon a participant's purchase of Company stock under the SARP, the participant will recognize taxable ordinary (compensation) income with respect to the difference between the full fair market value of such stock on the date purchased under the SARP and the amount paid as calculated for the offering period (either in cash or the participant's recourse promissory note) by the participant therefor. The amount of taxable income recognized by a participant upon the purchase of Company stock under the SARP will be subject to federal income, FICA and any applicable state and local income tax withholding, and the Company will be entitled to a deduction equal to the amount of the participant's taxable income. Upon a subsequent sale by a participant of any shares purchased under the SARP, the participant will generally recognize capital gain or loss, if the participant has held the shares for the appropriate length of time to qualify for capital gains treatment, equal to the difference between the sales price and the participant's tax basis in those shares (i.e., the fair market value of the stock when purchased). The Company will not be entitled to a deduction upon a participant's sale of such shares.

     Awards of Restricted Stock. A participant will normally not recognize taxable income upon an award of restricted stock to the Participant's SARP account, and the Company will not be entitled to a deduction, until the lapse of the forfeiture restrictions applicable to such stock. Upon the lapse of the restrictions, the participant will recognize taxable ordinary (compensation) income in an amount equal to the then fair market value of stock as to which the restrictions have lapsed, and the Company will be entitled to a deduction in the same amount. The amount included in the participant's income will also be subject to federal income, FICA and any applicable state and local income tax withholding. The holding period for capital gains purposes will not commence until the restrictions have lapsed.

     However, a participant may elect under Section 83(b) of the Internal Revenue Code to recognize taxable ordinary (compensation) income in the year the restricted stock is awarded in an amount equal to the fair market value of the stock at the time awarded to the participant's SARP account, determined without regard to the restrictions. In that event, the Company will then be entitled to a deduction in the same amount in the year such stock is awarded to the participant's SARP account. The holding period for capital gains purposes will also begin at such time. The amount included in the participant's income will also be subject to Federal income, FICA and any applicable state and local income tax withholding. No taxable income will be recognized by the participant upon the subsequent lapse of the forfeiture restrictions with respect to such stock, and the Company will not be entitled to a deduction at that time. If, after making a Section 83(b) election, any restricted stock is forfeited, or if the fair market value at vesting is lower than the amount on which the participant was taxed, the participant cannot then claim a tax deduction for the loss.

     The shares of restricted stock are generally nontransferable until the lapse of the forfeiture restrictions. Upon a subsequent sale by a participant of shares of restricted stock, the participant will generally recognize gain or loss equal to the difference between the sales price and the participant's tax basis in those shares (i.e., an amount equal to the taxable income previously recognized by the participant upon the lapse of the forfeiture restrictions or, if a Section 83(b) election was made, at the time of such election). Any gain or loss recognized by the participant will be capital gain or loss, if the participant has held the shares for the appropriate length of time to qualify for capital gains treatment, and the Company will not be entitled to a deduction with respect to such amounts.

     Acceleration of Vesting Upon Change of Control. Pursuant to the Purchase Plan, and as further discussed above, the occurrence of a Change of Control of the Company will accelerate the vesting of the restricted stock. With respect to participants in the SARP, such acceleration may be determined to be, in whole or in part, a "parachute payment" for federal income tax purposes. If the present value of all of the participant's parachute payments exceeds three times the participant's average compensation for the past five years (or the entire period of employment with the Company, if less than five years), the participant will be subject to a special excise tax of 20 percent on the amount of such parachute payment which is in excess of the greater of such average compensation of the participant or an amount which the participant establishes as reasonable compensation. In addition, the Company will not be allowed a deduction for such "excess parachute payment."

COMPENSATION DEDUCTION LIMITATION

     In certain circumstances, a publicly held corporation such as the Company is denied an income tax deduction for compensation paid to certain "covered employees" (as defined below) in excess of $1.0 million per year. If a participant is a "covered employee," the Company's matching contributions to the participant's ESPP account, the participant's purchase of stock under the SARP if purchased for less than fair market value, and the Company's awards of restricted stock under the SARP will be subject to the $1.0 million deduction limitation. A "covered employee" is generally a participant who, on the last day of the taxable year of the Company, is the chief executive officer or one of the four other most highly compensated executive officers of the Company for proxy disclosure purposes.

ERISA; SECTION 401 QUALIFICATION

     Neither the ESPP nor the SARP are subject to the provisions of the Employee Retirement Income Security Act of 1974, and neither the ESPP nor the SARP are qualified under Section 401(a) of the Code. The ESPP is not intended to comply with the provisions of Section 423 of the Code.

AWARDS OUTSTANDING UNDER THE PLAN

     The purchase of shares under the Purchase Plan is discretionary, and the Company cannot determine at this time the number of shares that will be purchased in any future offering by any particular employee or group. The following table shows, as to the Company's Chief Executive Officer, its four most highly compensated executive officers other than its Chief Executive Officer, and the other indicated groups, the number of shares of Common Stock purchased under the ESPP and purchased or granted under the SARP as of March 5, 2001 and the purchase price of those shares. Executive officers of the Company are not eligible to participate in the ESPP. Non-employee Directors of the Company are not eligible to participate in the Purchase Plan.

                                               ESPP                     SARP
                                             NUMBER OF    PURCHASE    NUMBER OF    PURCHASE
                                             SHARES(4)    PRICE(4)    SHARES(1)    PRICE(2)
                                             ---------    --------    ---------    --------
Michael P. Hoopis..........................       --         --        162,162      $7.40
  President and Chief Executive Officer
Robert A. Shortt...........................       --         --         99,324       7.40
  Executive Vice President -- Sales,
  Marketing
  and Business Development
Victor C. Streufert........................       --         --         91,215       7.40
  Vice President -- Finance and Chief
  Financial
  Officer
Richard Bisson.............................       --         --         77,026       7.40
  Vice President -- Operations
Robert J. Rasp.............................       --         --         70,950       7.40
  General Manager, Pool Products
  and Heating Systems
Executive Officers as a Group (seven)......       --         --        576,089        (3)
Non-Executive Officer Employees as a Group
  (102 persons)............................   15,405         --             --         --

---------------
(1) Two-thirds of the shares referenced in this column were purchased at the indicated price and one-third were restricted shares awarded to the employee at no charge under the terms of the SARP and are subject to forfeiture provisions for five years from the date of award.

(2) All of the consideration for the purchases set forth above was paid to the Company by delivery of promissory notes in accordance with the terms of the SARP.

(3) This number includes 76,089 shares of the Company's Common Stock issued to executive officers of the Company pursuant to elections under the SARP which were issued from the Company's 1999 Incentive Plan. Of the 76,089 shares issued under the 1999 Incentive Plan, 24,947 were purchased by one executive officer (not a Named Executive Officer) at a price of $7.41 per share, and 25,328 shares were purchased by another executive officer (not a Named Executive Officer) at a price of $7.10 per share. Both such purchases were made by delivery of promissory notes under the terms of the SARP but were issued under the 1999 Incentive Plan. Of the 76,089 shares issued under the 1999 Incentive Plan, 25,814 shares were shares of restricted Common Stock awarded to executive officers at no charge under the terms of the SARP but were issued under the 1999 Incentive Plan and are subject to forfeiture provision for five years from the date of the award.

(4) All shares purchased under the ESPP were purchased by non-executive officer employees, since executive officers are not allowed to participate in the ESPP. Such ESPP shares were purchased on the open market at varying prices on a regular basis according to the terms of the Purchase Plan. The number shown reflects ESPP shares purchased through March 5, 2001.

VOTE REQUIRED

     The amendment to the Purchase Plan to increase the number of shares reserved must be approved by a majority of the votes cast on this proposal by the holders of shares of the Company's Common Stock present, or represented, and entitled to vote at the annual meeting and the total votes cast on this proposal must represent over fifty percent of all such shares entitled to vote on the proposal. If you specifically abstain from voting on this proposal, your shares will, in effect, be voted against the proposal. Broker non-votes will not be counted as being entitled to vote on the proposal. In the event that stockholder approval is not obtained, the Company will not increase the number of shares of its Common Stock reserved for issuance under the Purchase Plan and no further awards will be made from the shares allocated to the Purchase Plan until future approval, if any, by the Company's stockholders of an alternate amendment to the Purchase Plan. However, shares of Common Stock may be issued under the Purchase Plan for purposes of the ESPP if they are purchased in the open market. Also, the Board of Directors may issue shares from the Company's 1999 Incentive Plan, if sufficient shares are available under that plan, to satisfy purchases and awards under the SARP.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE UNDER THE PLAN.

             PROPOSAL FOUR -- RATIFICATION OF INDEPENDENT AUDITORS

     The Board of Directors, upon the recommendation of its Audit and Finance Committee, has appointed Ernst & Young LLP as independent auditors of the Company for its fiscal year 2001. Ernst & Young LLP was originally appointed to act as the Company's independent auditors in 1999, when the Company became an independent public company, and they served in such capacity during fiscal 1999 and 2000. Ernst & Young LLP is knowledgeable about the Company's operations and accounting practices as a result of past service as the independent auditors for ATI and the Board believes that the firm is well-qualified to act in the capacity of independent auditors.

     The proposal to ratify the selection of Ernst & Young LLP will be approved by the stockholders if it receives the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. If you sign and return your proxy card, your shares will be voted (unless you indicate to the contrary) to ratify the selection of Ernst & Young LLP as independent auditors for 2001. If you specifically abstain from voting on the proposal, your shares will, in effect, be voted against the proposal. Broker non-votes will not be counted as being entitled to vote on the proposal and will not affect the outcome of the vote. If the stockholders do not ratify the selection of Ernst & Young LLP, the Board will reconsider the appointment of independent auditors.

     It is expected that representatives of Ernst & Young LLP will be present at the annual meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITORS.

                                 OTHER BUSINESS

     The Company knows of no business that may be presented for consideration at the meeting other than the four action items indicated in the Notice of Annual Meeting. If other matters are properly presented at the meeting, the persons designated as proxies in your proxy card may vote on such matters at their discretion.

                          STOCK OWNERSHIP INFORMATION

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities (collectively "Insiders"), to file with the Securities and Exchange

Commission (the "SEC") initial reports of ownership (Form 3) and reports of changes in ownership (Form 4 or Form 5) of Common Stock and other equity securities of the Company. These persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the year ended December 31, 2000, the Company believes that its Insiders complied with all Section 16(a) filing requirements in a timely manner except with respect to the filing of late Form 3's to report the additions of Theresa Hope-Reese and Robert J. Rasp as executive officers and an inadvertent reporting error in the initial holdings on Form 3 by Mr. Rasp, which was subsequently corrected by filing a Form 5.

SECURITY OWNERSHIP

     The following table sets forth the number of shares of our Common Stock beneficially owned, directly or indirectly, by each person known to us to own beneficially more than five percent of our outstanding Common Stock, each Director, each of the Company's Named Executive Officers and by our Directors and executive officers as a group, in each case based upon the beneficial ownership of such persons reported to us as of March 5, 2001, including shares as to which a right to acquire ownership exists within 60 days of March 5, 2001 (for example, through the exercise of stock options) within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act of 1934 unless otherwise indicated. Each person has sole voting and investment power with respect to the shares listed and each person's address is the address of the Company's corporate offices.

                                                              SHARES
                                                              UNDER                         PERCENT OF
                                                            RESTRICTED   TOTAL SHARES   SHARES OUTSTANDING
                                                 SHARES       STOCK      BENEFICIALLY         AS OF
               BENEFICIAL OWNER                   OWNED      PLANS(1)       OWNED         MARCH 5, 2001
               ----------------                 ---------   ----------   ------------   ------------------
Tennenbaum & Co., LLC(2)......................  2,360,485         --      2,360,485            19.8%
  11100 Santa Monica Blvd. Suite 210
  Los Angeles, CA 90025
Richard P. Simmons(3).........................    859,190         --        859,190             7.2%
  Birchmere, Quaker Hollow Road
  Sewickley, PA 15143
Singleton Group LLC(4)........................    699,981         --        699,981             5.9%
  335 North Maple Drive, Suite 177
  Beverly Hills, CA 90210
Robert P. Bozzone(5)..........................    302,794      3,000        305,794             2.6%
Michael P. Hoopis(6)..........................    249,615     54,054        303,669             2.5%
William G. Ouchi(7)...........................     53,285      3,000         56,285               *
Charles J. Queenan, Jr.(8)....................     38,718      3,000         41,718               *
James E. Rohr(9)..............................     18,713      3,000         21,713               *
W. Craig McClelland(10).......................     15,234      3,000         18,234               *
Robert J. Rasp(11)............................    117,795     35,926        153,721             1.3%
Victor C. Streufert(12).......................     85,810     30,405        116,215             1.0%
Robert A. Shortt(13)..........................     79,716     33,108        112,824               *
Richard Bisson(14)............................     58,851     25,675         84,526               *
All Directors and executive officers as a
  group
  (12 persons)(15)............................  1,081,806    219,305      1,301,111            10.9%

---------------
  *  Less than one percent of the outstanding shares.

 (1) Subject to forfeiture if established service and other forfeiture conditions are not met.

 (2) Based solely upon information set forth in Schedule 13D dated January 11, 2001 and filed with the SEC on January 12, 2001. The number listed represents shares of Common Stock beneficially owned by one or more members of a group consisting of Special Value Bond Fund, LLC, Special Value Bond Fund II,

     LLC, SVIM/MSM, LLC, SVIM/MSM II, LLC, Special Value Investment Management, LLC, Tennenbaum & Co., LLC and Michael E. Tennenbaum.

 (3) Based solely upon information set forth in Schedule 13G/A dated February 13, 2001 and filed with the SEC on February 13, 2001. Mr. Simmons disclaims beneficial ownership of 11,895 shares owned by the R. P. Simmons Family Foundation, a private charitable foundation to which Mr. Simmons serves as trustee.

 (4) Based solely upon information set forth in Schedule 13G dated April 19, 2000 and filed with the SEC on April 21, 2000. The number listed represents shares of Common Stock beneficially owned by one or more members of a group consisting of William W. Singleton, Caroline W. Singleton and Donald E. Rugg.

 (5) Includes 121 shares of Company Common Stock held in Mr. Bozzone's account as a participant in the Teledyne, Inc. 401(k) plan, 12,000 shares owned by Mr. Bozzone's wife to which he disclaims beneficial ownership and 2,000 shares to which Mr. Bozzone has or will have the right to acquire within 60 days through the exercise of stock options.

 (6) Includes 131,507 shares to which Mr. Hoopis has or will have the right to acquire within 60 days through the exercise of stock options.

 (7) Includes 50,000 shares of Common Stock owned by the William G. Ouchi Consultants, Inc. Money Purchase Pension Plan dated November 1, 1980, as to which Mr. Ouchi serves as a trustee, and 2,000 shares to which Mr. Ouchi has or will have the right to acquire within 60 days through the exercise of stock options.

 (8) Includes 2,705 shares owned by Mr. Queenan's wife to which he disclaims beneficial ownership and 2,000 shares to which Mr. Queenan has or will have the right to acquire within 60 days through the exercise of stock options.

 (9) Includes 2,000 shares to which Mr. Rohr has or will have the right to acquire within 60 days through the exercise of stock options.

(10) Includes 2,000 shares to which Mr. McClelland has or will have the right to acquire within 60 days through the exercise of stock options.

(11) Includes 61,803 to which Mr. Rasp has or will have the right to acquire within 60 days through the exercise of stock options and 1,148 shares held by Mr. Rasp in the Company's 401(k) plan.

(12) Includes 15,000 shares of Common Stock that are held by The Streufert Revocable Living Trust dated May 16, 1997, as to which Mr. Streufert serves as a trustee, and 10,000 shares to which Mr. Streufert has or will have the right to acquire within 60 days through the exercise of stock options.

(13) Includes 12,500 shares to which Mr. Shortt has or will have the right to acquire within 60 days through the exercise of stock options.

(14) Includes 7,500 shares to which Mr. Bisson has or will have the right to acquire within 60 days through the exercise of stock options.

(15) Includes all Directors, Named Executive Officers and other executive officers as of March 5, 2001. Includes 11,000 shares which two additional executive officers, combined , have or will have the right to acquire within 60 days through the exercise of stock options. See also notes (1) and (5) through (14) above.

     The following Report on Executive Compensation and the performance graphs included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graphs by reference therein.

                        REPORT ON EXECUTIVE COMPENSATION

     This report on executive compensation is furnished by the Personnel and Compensation Committee and the Stock Incentive Award Subcommittee of the Board of Directors (together referred to as the "Committee"). In some discussions of stock awards to the named officers in the Summary Compensation Table and other statutory insiders, the term "Committee" refers to the Stock Incentive Award Subcommittee.

EXECUTIVE COMPENSATION PRINCIPLES

     For 2000, the following principles have guided the Committee in establishing executive compensation programs:

     - Total executive compensation will be competitive in the aggregate, using industry and market comparisons, including data supplied by Hewitt Associates, William M. Mercer and Watson Wyatt, nationally-recognized executive compensation consulting firms, to gauge the competitive marketplace.

     - Total executive compensation will be performance oriented, with a substantial portion of total compensation tied to internal and external measures of the Company's performance. Superior performance will significantly increase total compensation opportunities.

     - The program will promote long-term careers with the Company and its subsidiaries.

COMPENSATION COMPONENTS

     As described in more detail below, the Committee has adopted policies and programs relating to base salaries, short-term incentives and long-term incentives intended to achieve the goals underlying the principles discussed above. For 2000, compensation consisted of the following components:

     Base salary for all management positions will be at the industry or market median for comparable positions unless there are sound reasons for significant variations. Judgment is the guiding factor in base salary determinations, as well as other compensation issues.

     Short-term incentives under the Annual Incentive Program ("AIP") are designed to provide a competitive award, based on industry standards and achievement of predefined performance measures. Under the general provisions of the AIP, target awards range from 20 percent to 60 percent of the base salary and up to 200 percent of the target award could be paid in the case of significant over-achievement. The majority of the award is based on financial performance achievement, with a smaller portion tied to the achievement of pre-established individual goals.

     For 2000, 80 percent of the annual incentive award for all participants was based on the achievement of predetermined levels of income before tax and 20 percent was tied to achievement of specific individual objectives. The bonus column of the Summary Compensation Table contains the annual incentive award for 2000 for each of the Company's Named Executive Officers.

     For 2001, 60 percent of the annual incentive award for all participants will be based on the achievement of predetermined levels of net income, 20 percent based upon achievement of a predetermined return on average capital employed and 20 percent will be tied to achievement of pre-established individual goals.

     Long-term incentives for 2000 consisted of the following three components:

          (1) Stock Options -- Stock options are awarded periodically to select key employees. The amount of the award generally depends on the executive's salary and is at levels generally perceived to be competitive.

          (2) Performance Share Program -- The Performance Share Program ("PSP") provides grants of stock options with performance-based vesting and other performance awards which can be earned if specified performance objectives are met over a multi-year cycle, which generally lasts three years. At the beginning of each cycle, the Committee selects the eligible participants and approves the performance objectives. For corporate and business segment executives, performance is generally measured at the Company level. The amount of the award opportunity depends on the executive's salary at the beginning of the award period, and consists of a stock option award and a cash award determined as a percentage of the executive's salary. For the performance period that began on January 1, 2001 (the "Current Performance Period"), the categories of participants include the President and Chief Executive Officer, all other executive officers and senior business segment executives. The Committee reserves the right to expand, before the beginning of the second quarter of any performance period, the number of positions eligible to participate. During the Current Performance Period, the financial target is based on the achievement of cumulative three-year earnings per share. The PSP stock option award is equal to the level of the annual stock option grant for each participant. The PSP cash award opportunity ranges from 20 percent to 60 percent, depending upon the participant's position and base salary at the end of the performance period, with a maximum incentive equal to 200 percent of the target cash award. If the financial target is met during the Current Performance Period, the PSP options will become fully vested on February 15 of the year following the three-year measurement period. If the financial target is not met during the Current Performance Period, the PSP awards will vest at the rate of one-third each year beginning on December 31, 2003.

          (3) Stock Acquisition and Retention Program -- The Stock Acquisition and Retention Program ("SARP") is designed to encourage key executives to acquire and retain Common Stock.

          Under this program, certain key executives may purchase shares or designate already-owned shares of Common Stock which the Company matches with a grant of restricted Common Stock equal to 50 percent of the number of shares purchased or designated by the participant. The restricted shares will generally vest only if the participant holds the purchased or designated shares for five years. In addition, prior to the date that the restricted shares would otherwise vest, the restrictions will lapse if there is a change in control of the Company or the participant retires or dies.

          Under the terms of the Company's SARP, for 1999, participants could make a one-time purchase or designation of a number of shares having a market price equal to a maximum of two times the participant's base salary. Those executives who purchased shares under the SARP during 1999 were not eligible to make additional purchases under the SARP during 2000. For 2000 and 2001, eligible SARP participants may purchase or designate a number of shares having a market price equal to a maximum of the participant's base salary.

          The Company will loan a participant the funds to purchase shares under the program at an interest rate equal to the minimum rate necessary to avoid imputed interest income under the federal income tax rules. The purchased shares are pledged and held as security for these loans. If dividends are paid on the purchased and related restricted shares, they will be applied as loan payments.

          For 2001, the Committee intends to continue to closely examine compensation programs of comparable businesses within the Company's industry segment, as well as other relevant market data from various industry sources, to determine whether the Company's current compensation plans are appropriate and further the best interests of the Company and its stockholders.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The 2000 base salary and incentive compensation of Michael P. Hoopis, President and Chief Executive Officer of the Company, was established by the Committee in accordance with the general compensation principles described above.

     Mr. Hoopis' base salary for the first nine months of 2000 was $424,000, and was increased to $450,000 effective October 1, 2000, his annual salary review date. This amount was intended to provide Mr. Hoopis with a base salary that reflects his special level of responsibility and unique skills and is competitive with comparable companies.

     In addition to base salary, Mr. Hoopis' employment agreement provides for a $240,000 signing bonus, payable in three annual installments. The first installment of $80,000 was paid to Mr. Hoopis in October 1999. The second installment of $80,000 was paid to Mr. Hoopis in October 2000.

     For 2000, the target opportunity for Mr. Hoopis' annual incentive was set at 60 percent of his base salary. Under the AIP, this would be the amount of the award if the Company and Mr. Hoopis achieved 100 percent of the financial and individual performance objectives. On January 23, 2001, the Committee determined the annual incentive awards under the AIP for 2000. The Committee's review of Mr. Hoopis' performance included an analysis of the Company's performance against targeted levels of income before taxes and a comparison of Mr. Hoopis' performance against the performance standards previously established by the Committee. The Committee determined that Mr. Hoopis' actual award under the AIP would be $146,261. In determining the actual award, the Committee prorated the amount to reflect the Company's underachievement of targeted levels of income before tax, in accordance with the terms of the AIP. The Committee further determined that Mr. Hoopis had met his individual performance goals for 2000.

     In October 2000, Mr. Hoopis was granted an option to purchase 43,472 shares of Common Stock pursuant to the Company's PSP and an option to purchase 43,472 shares of Common Stock as part of the Company's annual stock option grant to selected employees under the 1999 Incentive Plan. Mr. Hoopis' PSP options vest in full on February 15, 2004 if the three-year financial target is met under the PSP, and vest at the rate of one-third per year commencing December 31, 2003 if the financial target is not met under the PSP. Mr. Hoopis' annual grant options vest at the rate of one-third per year commencing October 25, 2001.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code imposes limits on tax deductions for annual compensation paid to a chief executive officer and four other most highly compensated officers unless the compensation qualifies as "performance-based" or is otherwise exempt under the law. The Company's 1999 Incentive Plan is intended to meet the deductibility requirements of the regulations promulgated under Section 162(m). However, the Committee may determine in any year that it would be in the best interests of the Company and its stockholders for awards to be paid that would not satisfy the requirements of Section 162(m) for deductibility.

Respectfully Submitted:

THE PERSONNEL AND COMPENSATION COMMITTEE

     Charles J. Queenan, Jr., Chair
     William G. Ouchi
     James E. Rohr

THE STOCK INCENTIVE AWARD SUBCOMMITTEE

     William G. Ouchi, Chair
     W.C. McClelland

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2000, Messrs. Queenan, Ouchi and Rohr were members of the Personnel and Compensation Committee and Messrs. Ouchi and McClelland were members of the Stock Incentive Award Subcommittee.

No member of the Personnel and Compensation Committee or the Stock Incentive Award Subcommittee is or has been an officer or employee of the Company. In December, 2000, Mr. Bozzone became the Chairman, Chief Executive Officer and President of ATI, the Company's former parent. Messrs. Queenan, McClelland and Ouchi are members of the Personnel and Compensation Committee of ATI, and Messrs. McClelland and Ouchi are members of the Stock Incentive Award Subcommittee of ATI.

     Mr. Queenan serves as senior counsel to a law firm that provided services to the Company during 2000. The law firm does not compensate Mr. Queenan nor does he participate in its earnings or profits.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     Shown below is information concerning the annual and long-term compensation for the Chief Executive Officer of the Company and the other four most highly compensated executive officers (the "Named Executive Officers") of the Company for the year ended December 31, 2000. The Company began operations independent of ATI on November 29, 1999. The table below sets forth all compensation paid to the Named Executive Officers by ATI from January 1, 1998 through November 29, 1999, prior to the spin-off, and sets forth all compensation paid to such executives by the Company from November 30, 1999 through December 31, 2000.

                                                                                       LONG-TERM
                                                                                     COMPENSATION
                                               ANNUAL COMPENSATION              -----------------------
                                    -----------------------------------------   RESTRICTED
                                                                 OTHER            STOCK      SECURITIES
 NAME AND PRINCIPAL      FISCAL                  BONUS           ANNUAL           AWARDS     UNDERLYING       ALL OTHER
     POSITION(S)         YEAR*      SALARY($)    ($)(1)    COMPENSATION($)(2)     ($)(4)     OPTIONS(#)   COMPENSATION($)(7)
 ------------------    ----------   ---------   --------   ------------------   ----------   ----------   ------------------
Michael P. Hoopis....        2000   $429,546    $147,261        $101,642         $      0      86,944(5)       $352,340
  President and              1999    397,436     431,600          90,580          400,000     279,333(5)        155,120
  Chief Executive            1998    100,000          --              --               --      40,000(6)         42,949
  Officer              (3 months)
Robert A. Shortt.....        2000   $252,502    $ 65,000        $ 74,417         $      0      48,302(5)       $ 80,304
  Executive Vice             1999    123,757    $110,250          63,671          245,000      62,500(5)         31,911
  President -- Sales,  (6 months)
  Marketing and
  Business
  Development
Victor C.                    2000   $231,936    $ 60,000        $ 39,217         $      0      44,438(5)       $  8,783
  Streufert..........
  Vice President,            1999    108,463     101,250          29,092          224,997      50,000(5)          1,849
  Finance and Chief    (6 months)
  Financial Officer
Robert J. Rasp.......        2000   $201,259    $ 50,000              --         $      0      30,914(5)       $  7,191
  General Manager,           1999    172,487     127,507              --          262,470      25,000(5)          1,000
  Pool Products and          1998    173,354      92,983        $405,435(3)        62,494      15,000(6)          2,176
  Heating Systems
Richard Bisson.......        2000   $196,365    $ 50,000        $ 23,067         $      0      38,642          $  6,131
  Vice President,            1999     93,783      85,500          13,670          189,995      37,500(5)         82,477
  Operations           (6 months)

---------------
 * The Company is reporting compensation for fiscal years 1998, 1999 and 2000 in accordance with applicable regulations of the Securities and Exchange Commission.

(1) The row for fiscal year 2000 reflects bonus for 2000 paid in 2001 by the Company. The row for fiscal year 1999 reflects bonus for 1999 paid in 2000 by the Company. The row for fiscal year 1998 reflects bonus for 1998 paid in 1999 by the Company.

(2) Includes payment of the 2000 and 1999 installments required under the Company's employment contracts, as amended, with each of Messrs. Hoopis, Shortt, Streufert and Bisson in the amount of $80,000, $60,000, $25,000 and $10,000, respectively. Also includes auto allowance of $16,452 for Mr. Hoopis and $13,067 for each of Messrs. Hoopis, Shortt, Streufert and Bisson.

(3) Includes cash and the closing market price on the award date of the Company's Common Stock awarded to Mr. Rasp under the ATI Performance Share Program. The award reflected the achievement of 194 percent of the performance objectives for the award period from January 1, 1998 through

    November 29, 1999, the date of the spin-off. The award is paid over a three-year period beginning in 2000. Also includes one-time non-cash imputed income of $246,539 relating to the ATI Stock Acquisition and Retention Program for Mr. Rasp.

(4) Represents the value of the award using the closing market price of $7.40 on the award date of shares of restricted Company Common Stock awarded in 1999 to the Named Executive Officers under the Company's stock acquisition and
    retention program ("SARP"). The program is described on page   . On December
    31, 2000, the value of the award using the closing market price of $7.00 of such shares (if unrestricted) held by the Named Executive Officers under the program was: Mr. Hoopis 54,054 shares ($378,378); Mr. Shortt 33,108 shares ($231,756); Mr. Streufert 30,405 shares ($212,835); Mr. Rasp 23,650 shares
    ($165,550), and Mr. Bisson 25,675 shares ($179,725). With respect to Mr. Rasp, the amounts also represent the value of the award using the closing market price on the award dates of ATI restricted shares awarded in 1999 and 1998 to him under the ATI Stock Acquisition and Retention Program. Such shares were converted into shares of the Company's Common Stock in connection with the spin-off. ATI has paid dividends on the restricted shares. On December 31, 2000, the value of the award using the closing market price of such shares (if unrestricted) which were originally awarded to Mr. Rasp under the ATI Stock Acquisition and Retention Program was 7,246 shares ($50,722) and 5,030 shares ($35,210), for 1999 and 1998, respectively.

(5) Reflects options granted under the Company's 1999 Incentive Plan. With respect to Messrs. Hoopis and Rasp, such amount does not include the conversion of options originally granted under the ATI Incentive Plan which were converted into economically equivalent options to purchase the Company's Common Stock in connection with the spin-off.

(6) With respect to Messrs. Hoopis and Rasp, amounts represent options to acquire 40,000 and 15,000 shares, respectively, of ATI Common Stock originally granted under the ATI Incentive Plan which were converted into economically equivalent options to purchase 71,564 and 26,836 shares, respectively, of Company's Common Stock in connection with the spin-off.

(7) Includes relocation expenses in the amount of $338,489, $155,120 and $40,774 for Mr. Hoopis in 2000, 1999 and 1998, respectively; $69,607 and $31,508 for Mr. Shortt in 2000 and 1999, respectively; and $82,477 for Mr. Bisson in 1999. Also includes Company matching contributions under the Company's 401(k) plan and deferred compensation plan in the amount of $13,892 and $2,175 for Mr. Hoopis in 2000 and 1998, respectively; $10,697 and $403 for Mr. Shortt in 2000 and 1999, respectively; $8,783 and $1,849 for Mr. Streufert in 2000 and 1999, respectively; $7,191, $1000 and $2,176 for Mr. Rasp in 2000, 1999 and 1998, respectively; and $6,131 for Mr. Bisson in 2000.

STOCK OPTIONS

  Option Grants in Last Fiscal Year

     The table below sets forth information with respect to stock options granted to the Named Executive Officers in 2000.

                                                 INDIVIDUAL GRANTS
                                 --------------------------------------------------     POTENTIAL REALIZABLE
                                              % OF TOTAL                               VALUE AT ASSUMED RATES
                                 NUMBER OF     OPTIONS                                     OF STOCK PRICE
                                 SECURITIES   GRANTED TO                              APPRECIATION FOR OPTION
                                 UNDERLYING   EMPLOYEES    EXERCISE OF                        TERM(3)
                                  OPTIONS     IN FISCAL    BASE PRICE    EXPIRATION   ------------------------
             NAME                 GRANTED        YEAR        ($/SH)         DATE          5%           10%
             ----                ----------   ----------   -----------   ----------   ----------    ----------
Michael P. Hoopis..............  43,472(1)      5.15%         7.81        10/25/10     $214,000      $541,000
                                 43,472(2)      5.15%         7.81        10/25/10      214,000       541,000
Robert A. Shortt...............  24,151(1)      2.86%         7.81        10/25/10      119,000       301,000
                                 24,151(2)      2.86%         7.81        10/25/10      119,000       301,000
Victor C. Streufert............  22,219(1)      2.63%         7.81        10/25/10      109,000       277,000
                                 22,219(2)      2.63%         7.81        10/25/10      109,000       277,000
Robert J. Rasp.................  15,457(1)      1.83%         7.81        10/25/10       76,000       192,000
                                 15,457(2)      1.83%         7.81        10/25/10       76,000       192,000
Richard Bisson.................  19,321(1)      2.29%         7.81        10/25/10       95,000       241,000
                                 19,321(2)      2.29%         7.81        10/25/10       95,000       241,000

---------------
(1) Reflects options granted during 2000 under the Company's 1999 Incentive Plan. The options vest in three equal annual installments beginning on October 25, 2001.

(2) Reflects options granted during 2000 under the Company's 1999 Incentive Plan. The options vest in three equal annual installments beginning on December 31, 2003. If the financial target is met under the Company's Performance Share Program during the three-year measurement period, which began on January 1, 2001, the shares will be fully vested on February 15th following the three-year measurement period.

(3) The assumed "potential realizable values" are mathematically derived from certain prescribed rates of stock price appreciation. The actual value of these option grants depends on the future performance of the Company's Common Stock and overall stock market conditions. There is no assurance that the values reflected in this table will be realized.

  Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

     The table below sets forth information with respect to stock options exercised by the Named Executives Officers during the year ended December 31, 2000. In addition, it indicates the number and value of vested and unvested options held by the Named Executive Officers as of December 31, 2000.

                                                              NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                                                              OPTIONS AT FY-END(#)              FY-END($)(1)
                           SHARES ACQUIRED      VALUE      ---------------------------   ---------------------------
          NAME             ON EXERCISE(#)    REALIZED($)   (EXERCISABLE/UNEXERCISABLE)   (EXERCISABLE/UNEXERCISABLE)
          ----             ---------------   -----------   ---------------------------   ---------------------------
Michael P. Hoopis........         0              $0              131,507/306,334                    $0/$0
Robert A. Shortt.........         0               0               12,500/ 98,302                     0/ 0
Victor C. Streufert......         0               0               10,000/ 84,438                     0/ 0
Robert J. Rasp...........         0               0               57,330/ 59,860                     0/ 0
Richard Bisson...........         0               0                7,500/ 68,642                     0/ 0

---------------
(1) The "value of unexercised in-the-money options" is calculated by subtracting the exercise price per share from $6.9375, which was the average of the high and low sales prices of a share of the Company's Common Stock on the New York Stock Exchange on December 29, 2000.

EMPLOYMENT AGREEMENTS

     On September 15, 1998, ATI entered into an employment agreement with Mr. Hoopis which provides for an initial term of employment expiring on December 31, 2002, which will be automatically extended unless written notice is given by either party. In connection with the spin-off by ATI of the Company, the Company assumed all the obligations of ATI, as employer, under that agreement. Under the agreement, Mr. Hoopis is entitled to an annual base salary of $400,000, subject to annual increases, and annual payments of $80,000 each on the first three anniversaries of the agreement. In addition, on the date of the spin-off, Mr. Hoopis received options to purchase 279,333 (3 percent) of the shares of Common Stock of the Company. The options have a ten-year term and are exercisable at $7.69, which is equal to the average of the high and low sales price of a share of the Company's Common Stock on the date of grant. Mr. Hoopis' employment agreement was amended in January 2000 to allow for immediate vesting of all of his unvested stock options in the event of a "change in control" of the Company, as defined in the agreement. Mr. Hoopis' employment agreement was amended in October 2000 to correct a mistake in the vesting schedule intended for his initial option grant to purchase 279,333 shares of Common Stock. Pursuant to the employment agreement, as amended, the initial options vest 10 percent on the grant date, 20 percent on August 25, 2000 and the remaining 70 percent on August 25, 2001.

     The Company assumed from ATI an employment agreement dated June 28, 1999 with Robert A. Shortt pursuant to which he serves as the Company's Executive Vice President -- Sales, Marketing and Business Development. The agreement provides for an annual base salary of $245,000, subject to annual increases and annual payments of $60,000 each for three years starting in 1999. The current term of the agreement expires on March 28, 2002, which will be automatically extended unless written notice is given by either party. The Company also assumed from ATI an employment agreement dated June 10, 1999 with Victor C. Streufert pursuant to which he serves as the Company's Vice President -- Finance and Chief Financial Officer. The agreement provides for an annual base salary of $225,000, subject to annual increases and annual payments of $25,000 each for two years starting in 1999. The current term of the agreement expires on April 6, 2002, which will be automatically extended unless written notice is given by either party. In addition, the Company assumed an employment agreement dated June 6, 1999 with Richard P. Bisson pursuant to which he serves as the Company's Vice President -- Operations. The agreement provides for an annual base salary of $190,000, subject to annual increases and annual payments of $10,000 each for two years starting in 1999. The current term of the agreement expires on April 1, 2002, which will be automatically extended unless written notice is given by either party. The Company also entered into an employment agreement dated December 1, 1999 with Robert J. Rasp pursuant to which he serves as the Company's General Manager, Pool Products and Heating Systems. The agreement provides for an annual base salary of $200,000, subject to annual increases. The current term of the agreement expires on April 1, 2002, which will be automatically extended unless written notice is given by either party.

     Pursuant to the employment agreements with Messrs. Shortt, Streufert, Bisson and Rasp, each received options to purchase an aggregate of 62,500, 50,000, 37,500 and 25,000 shares, respectively, of the Company's Common Stock on the date of the spin-off. The options have a ten year term and will be exercisable at a price equal to the average of the high and low sales price of a share of Common Stock on the date of grant. Options to purchase 20 percent of the shares will become exercisable one year after the grant date, options to purchase an additional 30 percent of the shares will become exercisable two years after the grant date, and options to purchase the remaining 50 percent of the shares will become exercisable three years after the grant date. Each of Messrs. Hoopis, Shortt, Streufert, Bisson and Rasp entered into an amendment to their respective employment agreements, effective in January 2000, which provides for the immediate vesting of the options described in this paragraph in the event of a "Change in Control" of the Company.

     The employment agreements for each of Messrs. Hoopis, Shortt, Streufert, Bisson and Rasp will automatically terminate upon the death of the executive, and may be terminated at our option if the executive becomes disabled or at any time without cause. In these events, we would be required to make certain severance payments, in the case of Mr. Hoopis, in an amount equal to the greater of his base salary and performance bonus for the remaining term of his agreement or two years, and in the case of Messrs. Shortt, Streufert, Rasp and Bisson, in an amount equal to the executive's base salary and performance bonus for one year and, except in the case of death, to continue certain benefits for the benefit of the executive or his estate. We may also terminate each executive at any time for "cause," in which case the executive would be entitled to no severance payments or other benefits. Each executive may terminate his respective agreement at any time by providing prior written notice pursuant to the terms of the agreement. If an executive terminates the agreement without "good reason," he would be entitled to no severance payments or other benefits. If an executive terminates the agreement with "good reason," including upon the occurrence of "Change in Control," as defined in the agreement, he would be entitled to receive severance payments and benefits.

                         COMPARATIVE STOCK PERFORMANCE

     The following performance graph compares the total stockholder return of an investment in the Company's Common Stock to that of the New York Stock Exchange Market Value Index and the Russell 2000 Index for the period commencing November 30, 1999, the date on which the Common Stock was first publicly traded, and ending on December 31, 2000. Due to the Company's diverse array of consumer products, no suitable peer group has been determined; accordingly, the Russell 2000 Index is included for comparison of issuers with the closest available market capitalizations to the Company. The graph assumes that the value of the investment in the Company's Common Stock was $100 on November 30, 1999, the first day of "regular way" trading of the Company's Common Stock, in each of the Company's stock, the New York Stock Exchange Market Value Index and the Russell 2000 Index and that all dividends were reinvested. No cash dividends have been paid or declared on the Company's Common Stock. The historical information set forth below is not necessarily indicative of future performance. The Company does not make or endorse any predictions as to future stock performance.

     In accordance with the rules of the Securities and Exchange Commission, this presentation is not incorporated by reference into any of the Company's registration statements under the Securities Act of 1933, as amended.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                      AMONG WATER PIK TECHNOLOGIES, INC.,
                 NYSE MARKET VALUE INDEX AND RUSSELL 2000 INDEX
[PERFORMANCE GRAPH]

                                                  WATERPIK TECHNOLOGIES        RUSSELL 2000 INDEX        NYSE MARKET VALUE INDEX
                                                  ---------------------        ------------------        -----------------------
11/30/99                                                   100                         100                         100
12/31/99                                                   130                         111                         103
12/31/00                                                    95                         106                         106

                   ASSUMES $100 INVESTED ON NOVEMBER 30, 1999
                         ASSUMES DIVIDEND REINVESTMENT
                      FISCAL YEAR ENDED DECEMBER 31, 2000

            CERTAIN TRANSACTIONS AND RELATIONSHIPS WITH THE COMPANY

     In connection with the spin-off, ATI and the Company entered into several agreements, some of which are described below and elsewhere in this Proxy Statement. At the time these agreements were negotiated and executed and during fiscal year 2000, certain of the Company's Directors and executive officers also served as Directors and executive officers of ATI.

     Separation and Distribution Agreement. The Separation and Distribution Agreement provided for the principal corporate transactions required to effect the separation of our businesses from ATI, the spin-off and certain other matters governing the relationship among us following the spin-off. The agreement requires, among other things, that we complete an offering of our Common Stock and use the proceeds of such offering in compliance with the tax ruling, as amended, issued by the Internal Revenue Service in connection with the spin-off. We completed the required offering in January 2001. In addition, the Separation and Distribution Agreement provides that until the third Annual Meeting of our stockholders held following the spin-off, at least a majority of our directors will also be members of the Board of Directors of ATI. The agreement further provides that each of ATI and the Company will indemnify the other for liabilities arising from a breach of any of the agreements entered into in connection with the spin-off or the failure to pay or discharge the liabilities assumed by such party under the Separation and Distribution Agreement.

     Employee Benefits Agreement. The Employee Benefit Agreement contains various agreements between ATI and us concerning employees, pension and employee benefit plans and other compensation arrangements for current and former employees of our business. It provides that we generally will be responsible for all compensation and employee benefits relating to our employees and that we will establish our own qualified and non-qualified retirement and equity compensation plans and arrangements that are similar to ATI's plans. However, it provides that we will not be required to establish or fund a defined benefit pension plan for our employees and that ATI will retain all liabilities relating to our employees under the ATI pension plan. In addition, it provides for the conversion of stock awards under certain ATI equity compensation plans, including options and restricted stock awards, into economically equivalent awards for our Common Stock. The Agreement further provides for the termination of the ATI Performance Share Program and the payout of pro-rated awards, including shares of our Common Stock, by us to participants in the Program who are our employees.

     Tax Sharing and Indemnification Agreement. The Tax Sharing and Indemnification Agreement allocates certain tax liabilities and obligations between ATI and us. This agreement provides that we will indemnify ATI and its directors, officers, employees, agents and representatives for any taxes imposed on, or other amounts paid by, them, or ATI's stockholders, if we take actions or fail to take actions that result in the spin-off not qualifying as a tax-free distribution. For example, the Company has agreed that for a two-year period following the date of the spin-off: (i) we will continue to engage in the Water Pik Technologies business; (ii) we will continue to own and manage at least 50 percent of the assets which we own directly or indirectly immediately after the spin-off; and (iii) we will not, unless we obtain the written consent of ATI, engage in a number of specified transactions. Transactions subject to these restrictions will include issuance of Water Pik Technologies common stock (or certain derivatives of our stock) in amounts which represent 40 percent or more of the outstanding Water Pik Technologies common stock, issuance of instruments other than Water Pik Technologies common stock (or derivatives of our stock) constituting equity for U.S. federal tax purposes, certain redemptions and other acquisitions of capital stock or equity securities of Water Pik Technologies, or the merger, dissolution or liquidation of Water Pik Technologies.

     Interim Services Agreement. Under the Interim Services Agreement, ATI provided us with transitional administration and support services through September 30, 2000. The Interim Services Agreement provides that we pay ATI a fee approximating ATI's cost for such services plus 10 percent. We paid ATI approximately $34,000 during 2000 for transitional services.

     Kirkpatrick & Lockhart LLP. The Company retained the law firm of Kirkpatrick & Lockhart LLP to perform services for the Company during 1999. Charles J. Queenan, Jr., an incumbent member of the Company's Board of Directors, is Senior Counsel to that law firm. See "Compensation Committee Interlocks and Insider Participation" on page 25.

     PNC Bank, National Association. James E. Rohr, an incumbent member of the Company's Board of Directors, is a Director and executive officer of PNC Bank Corp., an affiliate of PNC Bank, N.A. W. Craig McClelland, an incumbent member of the Company's Board of Directors, is also a Director of PNC Bank

Corp. PNC Bank, N.A. is one of five lenders under the Company's $60,000,000 credit facility, having committed to lend up to $12,500,000 under the facility.

     Loans under Stock Acquisition and Retention Programs. Under the terms of the Company's stock acquisition and retention programs, eligible participants may deliver a promissory note, payable to the Company, as payment for the purchase price of shares of Common Stock purchased under the programs. Each note has a term of not more than 10 years and is secured by the shares of Common Stock being purchased with the note. Interest accrues on the notes at a rate, as determined on the applicable purchase date, equal to the then applicable federal rate but not lower than the minimum rate necessary to avoid imputed interest under applicable federal income tax laws.

     In connection with the Stock Acquisition and Retention Program, the following executive officers have delivered promissory notes to the Company:
Michael P. Hoopis, Robert A. Shortt, Victor C. Streufert, Richard Bisson, Robert
J. Rasp, Theresa Hope-Reese and Richard D. Tipton. In all cases, the promissory notes were incurred to pay the purchase price of Common Stock purchased under the Stock Acquisition and Retention Program. The amount of indebtedness outstanding under the promissory notes as of December 31, 2000 were $799,999 for Mr. Hoopis; $489,998 for Mr. Shortt; $449,994 for Mr. Streufert, $379,997 for Mr. Bisson, $350,020 for Mr. Rasp, $184,997 for Ms. Hope-Reese and $179,997 for Mr. Tipton.

                               OTHER INFORMATION

ANNUAL REPORT ON FORM 10-K

     COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, CAN BE OBTAINED WITHOUT CHARGE FROM THE CORPORATE SECRETARY AT 23 CORPORATE PLAZA, SUITE 246, NEWPORT BEACH, CALIFORNIA 92660 OR (949) 719-3700.

CONSENTS REGARDING DELIVERY OF PROXY MATERIALS

     Any stockholders sharing an address and currently receiving multiple copies of our annual report and proxy statement may consent to the delivery of a single copy of each of those documents to that address by checking the appropriate box on the enclosed proxy card. That consent will not apply to any other documents, but will continue with respect to the consenting stockholder until revoked by that stockholder. Only one annual report and one proxy statement are being delivered to two or more of our stockholders who share an address and have consented to delivery in this manner unless we have received contrary instructions from one of more of those stockholders. If you are a stockholder at a shared address to which a single copy of each of these documents was delivered, you may request separate copies of the annual report and proxy statement or revoke your consent to the delivery of a single copy of these documents to your address by writing to our Corporate Secretary at 23 Corporate Plaza, Suite 246, Newport Beach, California 92660 or telephoning him at (949) 719-3700. We will promptly deliver the requested copies upon receipt of your request and, should you revoke your consent, we will begin sending individual copies of such documents to you with in 30 days of that revocation.

     A stockholder may elect to receive future annual reports, proxy statements and related proxy materials over the Internet instead of receiving paper copies in the mail. If your shares are registered in your own name, you may consent to the future delivery of these documents via the Internet by marking the appropriate box on the enclosed proxy card. If your shares are held by a nominee holder, you should contact that nominee holder to inquire about the availability of Internet delivery of these documents. If you consent to Internet delivery of these documents, a notation will be made on your account and we will continue Internet delivery of these documents for all future annual meetings until you revoke your consent. When the annual report and proxy materials for future annual meetings become available, you will receive a notice instructing you on how to access these documents over the Internet. You may revoke your consent to Internet delivery or request paper copies of any of these documents without revoking your consent by sending a written request to our Corporate Secretary at 23 Corporate Plaza, Suite 246, Newport Beach, California 92660.

     WE WILL PROVIDE ANY OF OUR STOCKHOLDERS WITH A COPY OF OUR ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, FREE OF CHARGE UPON OUR RECEIPT OF A REQUEST MADE IN EITHER MANNER DESCRIBED ABOVE.

2002 ANNUAL MEETING AND STOCKHOLDER PROPOSALS

     Under Rule 14a-8 of the Securities and Exchange Commission, proposals of stockholders intended to be presented at the 2002 Annual Meeting of Stockholders must be received no later than November 23, 2001 (120 days before first anniversary of mailing of proxy materials for the 2001 meeting) for inclusion in the proxy statement and proxy card for that meeting. In addition, the Company's certificate of incorporation provides that in order for nominations or other business to be properly brought before an annual meeting by a stockholder, whether or not the business is included in the proxy statement and proxy card for that meeting, the stockholder must give timely notice thereof in writing to the Corporate Secretary. To be timely, a stockholder's notice must be delivered to the Secretary not less than 75 days and not more than 90 days prior to the first anniversary of the preceding year's annual meeting which, in the case of the 2002 Annual Meeting of Stockholders, would be no earlier than January 26, 2002 and no later than February 10, 2002. If, however, the date of the 2002 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, to be timely, notice by the stockholder must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The Company's certificate of incorporation also requires that such notice contain certain additional information. Copies of the certificate of incorporation can be obtained without charge from the Company's Corporate Secretary.

                                          By order of the Board of Directors,

                                          /s/ RICHARD D. TIPTON
                                          Richard D. Tipton
                                          Secretary
March 20, 2001

                                                                         ANNEX A

                          WATER PIK TECHNOLOGIES, INC.

                      AUDIT AND FINANCE COMMITTEE CHARTER

     The Board of Directors shall appoint annually the Audit and Finance Committee which shall have the responsibility and authority as described below. Members of the Committee shall serve at the will of the Board of Directors.

COMPOSITION

     The Committee shall be comprised of at least three directors, each of whom shall be independent of management and the Company and free from any relationships to the Company that might in the opinion of the Board of Directors interfere with the exercise of his or her independent judgment in the audit function of the Committee. The Board of Directors shall apply the New York Stock Exchange corporate governance listing standards for purposes of evaluating a Committee member's independence. Each member of the Committee shall, when appointed to the Committee, or within a reasonable period of time thereafter, be "financially literate" in the business judgment of the Board of Directors. At least one member of the Committee shall have accounting or related financial management "expertise" as such qualification is interpreted by the Board of Directors in its business judgment.

RESPONSIBILITIES

     The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the Board of Directors and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements and the independent accountants are responsible for auditing those financial statements. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

     Responsibilities with respect to the Audit function of the Committee shall be to:

          1. Provide assistance to the Board of Directors in fulfilling its statutory and fiduciary responsibilities for fiscal examinations of the Company and in monitoring management's and the independent accountants' participation in the Company's accounting and financial reporting process.

          2. Review the Company's administrative, operational and internal accounting controls and its prescribed fiscal procedures and codes of conduct with the independent accountants and the Company's financial management.

          3. Review the general scope of the audit plan of the independent accountants and the internal audit function.

          4. Recommend to the Board of Directors the appointment or nomination of the independent accountants for the coming year. The independent accountants ultimately shall be accountable to the Committee and the Board of Directors, which have ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants.

          5. Review the engagement of the independent accountants and obtain the written statement from the independent accountants that the accountants are required to furnish to the Committee under Independence Standards Board Standard No. 1. Discuss with the independent accountants any disclosed relationships or services that may impair the objectivity and independence of the independent account-ants in order to recommend that the Company's Board of Directors take appropriate action, as necessary, in response to such relationships in order to satisfy itself of the accountants' independence.

          6. Recommend to the Board of Directors whether, based on discussions with management and the independent accountants, the financial statements shall be included in the Company's Annual Report on Form 10-K.

          7. Review and discuss with management and the independent accountants, upon completion of the annual audit, the Company's financial statements and related SEC reports for their adequacy and compliance with generally accepted accounting, reporting and disclosure principles. Obtain communications from the independent accountants concerning the matters relating to the scope and results of the accountants' audit that the accountants are required to provide to the Committee under Statement on Auditing Standards No. 61.

          8. Provide annually to the Board of Directors (a) the report of the Committee, for inclusion in the Company's annual meeting proxy statement, which includes the written statement required to be made by the Committee in order to comply with proxy reporting obligations and (b) such written affirmation regarding the Committee as is required by New York Stock Exchange corporate governance listing standards.

          9. Promote quality in the financial reporting and accounting practices of the Company by maintaining regular and open channels of communication between the Board of Directors, the independent accountants, the internal audit function, and the financial management of the Company.

          10. Annually, review and reassess the adequacy of the Audit and Finance Committee Charter.

     Responsibilities with respect to the Finance function of the Committee shall be to:

          1. Provide assistance to the Board of Directors in reviewing and evaluating the financing activities of the Company.

          2. Review and make recommendations to the Board of Directors regarding bank and other credit agreements, debt and equity structure and placement proposals and changes to the authorized stock and capital structure of the Company.

          3. Review and make recommendations to the Board with respect to policies regarding the Company's dividends, capital structure and authorized stock.

MEETINGS

     The Committee shall hold at least three meetings each year and others as deemed necessary by its chairperson. Minutes of all Committee meetings will be provided to the Board of Directors.

Date adopted: May 4, 2000

                                                                         ANNEX B


                          WATER PIK TECHNOLOGIES, INC.
                        1999 NON-EMPLOYEE DIRECTOR STOCK
                          COMPENSATION PLAN, AS AMENDED

                                   ARTICLE I.
                                     GENERAL

        1.1. Purpose. It is the purpose of the Plan to promote the interests of the Company and its stockholders by attracting, retaining and providing an incentive to Non-Employee Directors through the acquisition of a proprietary interest in the Company and an increased personal interest in its performance. This purpose will be served by:

               (a) providing an opportunity for Non-Employee Directors to elect to receive Common Stock in lieu of Director's Retainer Fee Payments with automatic payment of a portion of the Director's Retainer Fee Payment in the form of Common Stock to those Non-Employee Directors not electing to receive such portion in the form of Common Stock;

               (b) granting each Non-Employee Director annually an option covering 1,000 shares of Common Stock;

               (c) granting each Non-Employee Director on a one-time basis an option covering 5,000 shares of Common Stock; and

               (d) granting each Non-Employee Director on a one-time basis restricted Common Stock in the amount of 3,000 shares.

        1.2. Adoption and Term. The Plan has been approved by the Board and shall become effective as of the Effective Date (as hereinafter defined). The Plan shall terminate without further action upon the earlier of (a) the tenth anniversary of the effective date, and (b) the first date upon which no shares of Common Stock remain available for issuance under the Plan.

        1.3. Definitions. As used herein the following terms have the following meanings:

            (a) "Annual Options" means the Stock Options issuable under Section 4.4(b) of the Plan.

            (b) "Board" means the Board of Directors of the Company.

            (c) "Change of Control" means any of the events set forth below:

                      (i) The acquisition in one or more transactions, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of Company Voting Securities in excess of 25% of the Company Voting Securities unless such acquisition has been approved by the

Board; or

                      (ii) Any election has occurred of persons to the Board that causes two-thirds of the Board to consist of persons other than (A) persons who were members of the Board on January 1, 2000 and (B) persons who were nominated for election as members of the Board at a time when two-thirds of the Board consisted of persons who were members of the Board on January 1, 2000; provided, however, that any person nominated for election by the Board at a time when at least two-thirds of the members of the Board were persons described in clauses (A) and/or (B) or by persons who were themselves nominated by such Board shall, for this purpose, be deemed to have been nominated by a Board composed of persons described in clause (A); or

                      (iii) Approval by the stockholders of the Company of a reorganization, merger or consolidation, unless, following such reorganization, merger or consolidation, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than 75% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity resulting from such reorganization, merger or consolidation in substantially the same proportion as their ownership of the Outstanding Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, as the case may be; or

                      (iv) Approval by the stockholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) a sale or other disposition of all or substantially all the assets of the Company.

            (d) "Code" means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

            (e) "Common Stock" means the common stock, par value $0.01 per share, of the Company.

            (f) "Company" means Water Pik Technologies, Inc., a Delaware corporation, and any successor thereto.

            (g) "Compensation Year" means each calendar year or portion thereof during which the Plan is in effect.

            (h) "Director" means a member of the Board.

            (i) "Director's Retainer Fee Payment" means the dollar value of that portion of the annual retainer fee payable by the Company to a Non-Employee Director for serving as a Director and for serving as the chair of the Board or any committee of the Board as of a particular Payment Date, as established by the Board and in effect from time to time.

            (j) "Disability" means any physical or mental injury or disease of a permanent nature which renders a Non-Employee Director incapable of meeting the requirements of the duties performed by such Non-Employee Director for the Company immediately prior to the commencement of such disability. The determination of whether a Non-Employee Director is disabled shall be made by the Board in its sole and absolute discretion.

            (k) "Effective Date" means the effective date of the distribution by Allegheny Teledyne Incorporated to its stockholders of the Common Stock.

            (l) "Employee" means any employee of the Company or an affiliate.

            (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to a section of the Exchange Act or rule promulgated thereunder shall include that section or rule and any comparable section(s) or rule(s) of any future legislation or rulemaking that amends, supplements or supersedes said section or rule.

            (n) "Fair Market Value" means, as of any given date, the average of the high and low trading prices of the Common Stock on such date as reported on the New York Stock Exchange, or, if the Common Stock is not then traded on the New York Stock Exchange, on such other national securities exchange on which the Common Stock is admitted to trade, or, if none, on the National Association of Securities Dealers Automated Quotation System if the Common Stock is admitted for quotation thereon; provided, however, if there were no sales reported as of such date, Fair Market Value shall be computed as of the last date preceding such date on which a sale was reported; provided, further, that if any such exchange or quotation system is closed on any day on which Fair Market Value is to be determined, Fair Market Value shall be determined as of the first date immediately preceding such date on which such exchange or quotation system was open for trading.

            (o) "First Amendment Date" means the date, June 28, 2000, when the Plan was first amended.

            (p) "Initial Option" means the Stock Options issuable under Section 4.4(a) of the Plan.

            (q) "Non-Employee Director" means a Director who is not an Employee.

            (r) "Non-Employee Director Notice" means a written notice delivered in accordance with Section 4.2.

            (s) "Option Period" means the term of the Stock Option set forth in
Section 4.4 (c) of the Plan.

            (t) "Payment Date" means the first business day of January and July of each Compensation Year on which the cash portion of the Director's Retainer Fee Payment for serving as a Director is paid by the Company and the first business day of January of each Compensation Year on which the Director's Retainer Fee Payment for serving as the chair of the Board or any committee of the Board is paid by the Company.

            (u) "Plan" means this Water Pik Technologies, Inc. 1999 Non-Employee Director Stock Compensation Plan, as it may hereafter be amended from time to time.

            (v) "Restricted Stock" means shares of Common Stock awarded to a Non-Employee Director subject to restrictions as described in Section 4.5 of the Plan.

            (w) "Retirement" means voluntary or involuntary resignation from the Board at or after the third annual meeting of shareholders of the Company held during calendar year 2002.

            (x) "Stock Options" means options to purchase shares of Common Stock of the Company issuable hereunder.

        1.4. Shares Subject to the Plan. The shares to be offered under the Plan shall consist of the Company's authorized but unissued Common Stock or treasury shares and, subject to adjustment as provided in Section 5.1 hereof, the aggregate amount of such stock which may be issued or subject to Stock Options issued hereunder shall not exceed 100,000 shares. If any Stock Option granted under the Plan shall expire or terminate for any reason, without having been exercised or vested in full, as the case may be, the unpurchased shares subject thereto shall again be available for issuance under the Plan. Stock Options granted under the Plan will not be qualified as "incentive stock options" under
Section 422 of the Code.

                                   ARTICLE II.
                                 ADMINISTRATION

        2.1. The Board. The Plan shall be administered by the Board. Subject to the provisions of the Plan, the Board shall interpret the Plan, promulgate, amend, and rescind rules and regulations relating to the Plan and make all other determinations necessary or advisable for its administration. Interpretation and construction of any provision of the Plan by the Board shall be final and conclusive. Notwithstanding the foregoing, the Board shall have or exercise no discretion with respect to the selection of persons eligible to participate hereunder, the determination of the number of shares of Common Stock or number of Stock Options issuable to any person or any other aspect of Plan administration with respect to which such discretion is not permitted in order for grants of shares of Common Stock and Stock Options to be exempt under Rule 16b-3 promulgated under the Exchange Act.

                                  ARTICLE III.
                                  PARTICIPATION

        3.1. Participants. Each Non-Employee Director shall participate in the Plan on the terms and conditions hereinafter set forth.

                                   ARTICLE IV.
                           PAYMENT OF DIRECTOR'S FEES

        4.1. General. The Director's Retainer Fee Payment shall be paid to each Non-Employee Director, as of each Payment Date, as set forth in the Plan and subject to such other payment policies and procedures as the Board may establish from time to time. If, for the applicable Compensation Year, a Non-Employee Director has not made an election pursuant to Section 4.2 to receive Common Stock in lieu of at least twenty-five percent (25%) of the Director's Retainer Fee Payment, then seventy-five percent (75%) of such director's Retainer Fee Payment shall be paid in cash and twenty-five percent (25%) of the Director's Retainer Fee Payment shall be paid in the form of Common Stock.

        4.2. Non-Employee Director Notice. A Non-Employee Director may file with the Secretary of the Company or other designee of the Board of Directors prior to the commencement of a Compensation Year a Non-Employee Director Notice making an election to receive either twenty-five percent (25%), fifty percent (50%), seventy-five percent (75%) or one hundred (100%) of his or her Director's Retainer Fee Payment in the form of Common Stock with the balance to be paid in cash. If a Director does not timely file an election, he or she shall receive twenty-five percent (25%) of the Director's Retainer Fee Payment in Common Stock and seventy-five percent (75%) in cash. Notwithstanding the foregoing, elections to receive Common Stock may be made at any time during a Compensation Year so long as such elections are made irrevocably in advance of receiving the corresponding Common Stock and approved in accordance with Rule 16b-3 under the Exchange Act.

        4.3 Conversion of Retainer Fee Payment to Shares. Each Non-Employee Director who pursuant to Section 4.1 or 4.2 is to receive Common Stock as all or part of his or her Director's Retainer Fee Payment with respect to a Compensation Year and who is elected or reelected or is a continuing Non-Employee Director as of the date of commencement of such Compensation Year, shall receive as of the first business day of January during such Compensation Year a number of shares of Common Stock equal to the quotient obtained by dividing (i) the amount of the Director's Retainer Fee Payment to be paid in the form of Common Stock by (ii) the Fair Market Value of the Common Stock per share on the first business day of January. Cash shall be paid in lieu of any fractional shares.

        4.4    Stock Options

        (a) Initial Option Grant. An Initial Option covering 5,000 shares of Common Stock shall be granted to each Non-Employee Director on his or her first date of Board service, or on the First Amendment Date for those Non-Employee Directors serving on the Board on such date. The purchase price of the Common Stock covered by the Initial Option will be the Fair Market Value of a share of Common Stock as of the date of grant of the Initial Option.

        (b) Annual Option Grants. An Annual Option covering 1,000 shares of
Common

Stock shall be granted to each Non-Employee Director on the Effective Date, subject to approval by the stockholders of the Company. Thereafter, an Annual Option covering 1,000 shares of Common Stock will be granted to each Non-Employee Director automatically at the conclusion of each Company Annual Meeting. If, after the Effective Date, a director first becomes a Non-Employee Director on a date other than an Annual Meeting date, an Annual Option covering 1,000 shares of Common Stock will be granted to such director on his or her first date of Board service. The purchase price of the Common Stock covered by each Annual Option will be the Fair Market Value of a share of Common Stock as of the date of grant of the Annual Option.

        (c) Duration and Exercise of Stock Options. Subject to Section 4.4(f) below, Annual Options become exercisable on the first anniversary of the date on which they were granted, and Initial Options become exercisable in equal one-third increments on the first, second and third anniversaries of the date on which they were granted. Stock Options shall terminate upon the expiration of ten years from the date of grant. No Stock Option may be exercised for a fraction of a share and no partial exercise of any Stock Option may be for less than one hundred (100) shares.

        (d) Purchase Price. The purchase price for the shares shall be paid in full at the time of exercise (i) in cash or by check payable to the order of the Company, (ii) by delivery of shares of Common Stock of the Company already owned by, and in the possession of Stock Option holder, or (iii) by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the Stock Option price (in which case the exercise will be effective upon receipt of such proceeds by the Company). Shares of Common Stock used to satisfy the exercise price of a Stock Option shall be valued at their Fair Market Value on the date of exercise.

        (e) Transferability. Stock Options granted hereunder shall not be transferable, other than by will or the laws of descent and distribution, and shall be exercisable during a Stock Option holder's lifetime only by the Stock Option holder or by his or her guardian or legal representative, except to the extent transfer is (i) permitted by Rule 16b-3 promulgated under the Exchange Act and (ii) approved by the Board or its designee. Subject to the foregoing, Stock Options shall not be assigned, pledged or otherwise encumbered by the holder thereof, either voluntarily or by operation of law.

        (f) Termination of Directorship. In the event the Board service of the Non-Employee Director terminates by reason of death, Disability or Retirement, or upon the occurrence of a Change in Control, all Stock Options shall become immediately and fully vested and exercisable. In the event of removal of a director from the Board of Directors for reasons other than death, Disability or Retirement, or resignation prior to the third annual meeting of shareholders of the Company, all rights of such director in a Stock Option that the director was entitled to exercise on the date of removal or voluntary resignation shall terminate on the 30th day (or, if such day is not a business day, on the next business day) after the date of removal. In no event may a Stock Option be exercised after the earlier to occur of: (i) twelve (12) months after termination of directorship or (ii) expiration of the period specified in
Section 4.4(c).

4.5     Restricted Stock.

        (a) Restricted Stock Awards. Each Non-Employee Director shall receive an award of 3,000 shares of Restricted Stock on the First Amendment Date. Each Non-Employee Director who first becomes a Non-Employee Director following the First Amendment Date shall receive an award of 3,000 shares of Restricted Stock on the date that he or she first commences Board service. The terms of all such Restricted Stock awards shall be set forth in an award agreement between the Company and each Non-Employee Director which shall contain such forfeiture periods and conditions, restrictions and other provisions, not inconsistent with this Article or the Plan, as shall be determined by the Board.

               (i) Issuance of Restricted Stock. As soon as practicable after the date of grant of the Restricted Stock award (the "Date of Grant"), the Company shall cause to be transferred on the books of the Company shares of Common Stock, registered on behalf of the Non-Employee Director, evidencing such Restricted Stock, but subject to forfeiture to the Company retroactive to the Date of Grant if an award agreement delivered to the Non-Employee Director by the Company with respect to the Restricted Stock is not duly executed by the Non-Employee Director and timely returned to the Company. Until the lapse or release of all restrictions applicable to an award of Restricted Stock, the stock certificates representing such Restricted Stock shall be held in custody by the Company or its designee.

               (ii) Common Stockholder Rights. Beginning on the Date of Grant of the Restricted Stock and subject to execution of the award agreement as provided in Section 4.5(a)(i), the Non-Employee Director shall become a stockholder of the Company with respect to all Common Stock subject to the award agreement and shall have all of the rights of a stockholder, including, but not limited to, the right to vote such Common Stock and the right to receive dividends (or dividend equivalents) paid with respect to such Common Stock; provided, however, that any Common Stock distributed as a dividend or otherwise with respect to any Restricted Stock as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock and shall be held as prescribed in Section 4.5(a)(i).

               (iii) Restriction on Transferability. None of the Restricted Stock may be assigned, transferred (other than by will or the laws of descent and distribution), pledged, sold or otherwise disposed of prior to lapse or release of the restrictions applicable thereto.

               (iv) Delivery of Common Stock Upon Release of Restrictions. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Board, the restrictions applicable to the Restricted Stock shall lapse. As promptly as administratively feasible thereafter, the Company shall deliver to the Non-Employee Director, or, in the case of the Non-Employee Director's death, to his or her legal representatives, one or more stock certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

        (b)  Terms of Restricted Stock.

               (i) Forfeiture of Restricted Stock. Subject to Section 4.5(b)(ii), all Restricted Stock shall be forfeited and returned to the Company and all rights of the Non-Employee Director with respect to such Restricted Stock shall cease and terminate in their entirety if during the applicable forfeiture period: (A) the Non-Employee Director transfers, sells or otherwise disposes of the Restricted Stock other than in a transaction constituting a Change in Control, or (B) the Board service of the Non-Employee Director with the Company terminates for any reason other than death, Disability or Retirement.

               (ii) Waiver of Forfeiture Period. Notwithstanding anything contained in this Section 4.5 to the contrary, the Board may, in its sole discretion, waive the forfeiture conditions set forth in any award agreement under appropriate circumstances and subject to such terms and conditions (including forfeiture of a proportionate number of the shares of Restricted Stock) as the Board may deem appropriate.

                                   ARTICLE V.
                                  MISCELLANEOUS

        5.1. Adjustments Upon Changes in Common Stock. The number and kind of shares available for issuance under the Plan, and the number and kind of shares subject to, and the exercise price of, outstanding Stock Options, shall be appropriately adjusted to prevent dilution or enlargement of rights by reason of any stock dividend, stock split, combination or exchange of shares, recapitalization, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the shares issuable under the Plan.

        5.2. Amendment and Termination. The Board shall have complete power and authority to amend the Plan at any time; provided, however, that the Board shall not, without the affirmative approval of the stockholders of the Company, make any amendment which requires stockholder approval under any applicable law or regulation of a national stock exchange on which the Common Stock is traded. The Board shall have the right and the power to terminate the Plan at any time. No amendment or termination of the Plan may, without the consent of the Non-Employee Director, adversely affect the right of such Non-Employee Director with respect to any Stock Options then outstanding.

        5.3. Requirements of Law. The issuance of Common Stock under the Plan shall be subject to all applicable laws, rules and regulations and to such approval by governmental agencies as may be required.

        5.4. No Guarantee of Membership. Nothing in the Plan shall confer upon a Non-Employee Director any right to continue to serve as a Director.

        5.5 Construction. Words of any gender used in the Plan shall be construed to include any other gender, unless the context requires otherwise.

        5.6 Governing Law. This Plan shall be governed by, construed and interpreted in accordance with the laws of the State of Delaware, without regard to its principles of conflict of law, as to all matters, including matters of validity, construction, effect, performance and remedies.




Adopted by Board on 11/12/99.
Approved by Shareholder(s) on 11/12/99.
Amended on 6/27/00.

                                                                         ANNEX C


                          WATER PIK TECHNOLOGIES, INC.

                          EMPLOYEE STOCK PURCHASE PLAN



ARTICLE I.  INTRODUCTION AND PURPOSES OF THE PLAN

               1.01 INTRODUCTION. The Water Pik Technologies, Inc. Employee Stock Purchase Plan, also known as The Stock Advantage (the "Plan"), is intended to provide certain employees of the Company the opportunity to acquire shares of the Company's common stock and thereby better align the interests of the employees and the stockholders of the Company. The Plan is divided into two component programs, the Employee Stock Purchase Program, also known as The Stock Advantage (the "ESPP"), and the Stock Acquisition and Retention Program (the "SARP"). While both the ESPP and the SARP programs are subject to the general provisions of the Plan, each program has separate eligibility and stock acquisition provisions.

               1.02 PURPOSE OF THE ESPP. The ESPP is intended to provide Eligible Employees (defined below) with an opportunity to purchase shares of Water Pik Technologies, Inc. Common Stock through payroll deductions supplemented by Company Contributions (defined below). The ESPP is designed to provide for voluntary employee stock ownership in the Company. The ESPP is not intended to comply with the provisions of
        Section 423 of the Internal Revenue Code of 1986, as amended, or any successor tax provision.

               1.03 PURPOSE OF THE SARP. The purpose of the SARP is to assist the Company in retaining and motivating selected key management employees who will contribute to the success of the Company. The SARP encourages designated employees to hold a proprietary interest in the Company by offering them an opportunity to receive grants of restricted shares of Common Stock which, in accordance with the terms and conditions set forth below, will vest only if the employees retain, for a specified period of time, ownership of (i) shares of Common Stock purchased pursuant to the SARP or (ii) already-owned shares of Stock which such employees identify as being subject to the SARP. Awards under the SARP will act as an incentive to participating employees to achieve long-term objectives which will inure to the benefit of all stockholders of the Company.

ARTICLE II.  DEFINITIONS

               2.01 AWARD AGREEMENT means a written agreement between the Company and a SARP Participant or a written acknowledgment from the Company specifically setting forth the terms and conditions of an award of Restricted Stock granted to a SARP Participant pursuant to Article VIII.

               2.02 BOARD shall mean the Board of Directors of the Company.

               2.03 BUSINESS DAY means any day on which the New York Stock Exchange shall be open for trading.

               2.04 CAUSE means a determination by the Committee that a SARP Participant has engaged in conduct that is dishonest or illegal, involves moral turpitude or jeopardizes the Company's right to operate its business in the manner in which it is now operated.

               2.05 CHANGE IN CONTROL means any of the events set forth below:

                      (a) The acquisition in one or more transactions, other
               than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of Company Voting Securities in excess of 25% of the Company Voting Securities unless such acquisition has been approved by the Board; or

                      (b) Any election has occurred of persons to the Board that causes two-thirds of the Board to consist of persons other than
               (i) persons who were members of the Board on January 1, 2000 and
               (ii) persons who were nominated for election as members of the Board at a time when two-thirds of the Board consisted of persons who were members of the Board on January 1, 2000; provided, however, that any person nominated for election by the Board at a time when at least two-thirds of the members of the Board were persons described in clauses (i) and/or (ii) or by persons who were themselves nominated by such Board shall, for this purpose, be deemed to have been nominated by a Board composed of persons described in clause (i); or

                      (c) Approval by the stockholders of the Company of a
               reorganization, merger or consolidation, unless, following such reorganization, merger or consolidation, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than 75% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity resulting from such reorganization, merger or consolidation in substantially the same proportion as their ownership of the Outstanding Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, as the case may be; or

                      (d) Approval by the stockholders of the Company of (i) a
               complete liquidation or dissolution of the Company or (ii) a sale or other disposition of all or substantially all the assets of the Company.

               2.06 COMMITTEE means the Stock Incentive Award Subcommittee of the Board, in the case of performance-based compensation for individuals who are executive officers of the Company, and the Personnel and Compensation Committee of the Board, in all other cases.

               2.07 COMMON STOCK shall mean shares of common stock of the Company, $.01 par value per share.

               2.08 COMPANY shall mean Water Pik Technologies, Inc., a Delaware corporation, its Subsidiaries, and any successors thereto.

               2.09 COMPANY CONTRIBUTION shall mean an amount paid by the Company equal to 15% of the ESPP Participant's Contribution.

               2.10 COMPENSATION shall mean the base salary or wages received by an employee from the Company, a Division or a Subsidiary.

               2.11 COMPANY VOTING SECURITIES means the combined voting power of all outstanding voting securities of the Company entitled to vote generally in the election of the Board.

               2.12 DATE OF GRANT means the date as of which an award of Restricted Stock is granted in accordance with Article VIII.

               2.13 DESIGNATED STOCK means shares of Common Stock already owned by a SARP Participant that the SARP Participant identifies as being subject to the SARP, thereby triggering the grant of Restricted Stock to such SARP Participant pursuant to Article VIII.

               2.14 DESIGNATION NOTICE means a written notice, in a form acceptable to the Committee, by which a SARP Participant designates previously-acquired shares of Common Stock as Designated Stock.

               2.15 DISABILITY means any physical or mental injury or disease of a permanent nature which renders a SARP Participant incapable of meeting the requirements of the employment performed by such SARP Participant immediately prior to the commencement of such disability. The determination of whether a SARP Participant is disabled shall be made by the Committee in its sole and absolute discretion. Notwithstanding the foregoing, if a SARP Participant's employment by the Company or an applicable subsidiary terminates by reason of a disability, as defined in an Employment Agreement between such SARP Participant and the Company or an applicable Subsidiary, such SARP Participant shall be deemed to be disabled for purposes of the SARP.

               2.16 DIVIDENDS shall mean dividends or dividend equivalents paid with respect to shares of Common Stock.

               2.17 DIVISION shall mean any domestic division of the Company or of any Subsidiary designated by the President of the Company or the Board of Directors to participate in the Plan.

               2.18 EFFECTIVE DATE means November 29, 1999.

               2.19 ELIGIBLE EMPLOYEES shall mean only those Employees who are eligible to participate in the Plan in accordance with the terms of
        Article V.

               2.20 EMPLOYEES shall mean all persons who are employed by the Company, a Division or a Subsidiary who work in the United States and whose wages are subject to FICA.

               2.21 ESPP means the Employee Stock Purchase Program component of the Plan as described in Article I, as the same may be amended from time to time.

               2.22 ESPP PARTICIPANT shall mean any Eligible Employee who elects to participate in the ESPP in accordance with the terms of Section 5.01

               2.23 ESPP PARTICIPANT CONTRIBUTION shall mean the payroll deduction withheld periodically from the Compensation of each ESPP Participant which shall be credited to each ESPP Participant's Share Account.

               2.24 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

               2.25 FAIR MARKET VALUE means, as of any given date, the average of the high and low trading prices of the Stock on such date as reported on the New York Stock Exchange or, if the Stock is not then traded on the New York Stock Exchange, on such other national securities exchange on which the Stock is admitted to trade, or, if none, on the National Association of Securities Dealers Automated Quotation System if the Stock is admitted for quotation thereon; provided, however, if there were no sales reported as of such date, Fair Market Value shall be computed as of the last date preceding such date on which a sale was reported; provided, further, that if any such exchange or quotation system is closed on any day on which Fair Market Value is to be determined, Fair Market Value shall be determined as of the first date immediately preceding such date on which such exchange or quotation system was open for trading.

               2.26 HUMAN RESOURCES DEPARTMENT shall mean the department at the Company, Division or Subsidiary responsible for processing enrollment applications and change forms in connection with the ESPP.

               2.27 OUTSTANDING STOCK means, at any time, the issued and outstanding Common Stock.

               2.28 PERMITTED TRANSFEREE means a SARP Participant's spouse, or (by blood, adoption or marriage) parent, child, stepchild, descendant or sibling, or the estate, any guardian, custodian, conservator or committee of, or any trust for the benefit of, the SARP Participant or any of the foregoing persons.

               2.29 PLAN shall mean the Water Pik Technologies, Inc. Employee Stock Purchase Plan, also known as The Stock Advantage, as the same may be amended from time to time.

               2.30 PLAN ADMINISTRATOR shall mean any broker or other person, as those terms are used in the Exchange Act, selected by the Committee or the Board, from time to time to provide brokerage and other administrative services with respect to the ESPP portion of the Plan.

               2.31 PURCHASE AMOUNT means the dollar amount that a SARP Participant specifies in a Purchase Notice with respect to a particular Purchase Date.

               2.32 PURCHASE DATE means, with respect to the ESPP feature of the Plan, the Business Day or Days, as the case may be, upon which shares are purchased under the ESPP. With respect to the SARP feature of the Plan, "Purchase Date" shall mean, for any Offering Period, the Business Day immediately following the last day of the Offering Period.

               2.33 PURCHASED STOCK means Common Stock purchased by a SARP Participant pursuant to Article VII, which triggers the grant of Restricted Stock to such SARP Participant pursuant to Article VIII.

               2.34 PURCHASE LOAN means a loan provided to a SARP Participant by the Company to facilitate the SARP Participant's purchase of Common Stock pursuant to Section 7.01.

               2.35 PURCHASE NOTICE means a written notice, in a form acceptable to the Committee, by which a SARP Participant may elect to purchase Common Stock as of a Purchase Date in accordance with Section 7.01.

               2.36 RELATED STOCK means, with respect to any share of Restricted Stock, the two shares of Purchased Stock or Designated Stock, as the case may be, which entitle such Participant to receive such share of Restricted Stock pursuant to Article VIII.

               2.37 RESTRICTED STOCK means shares of Common Stock awarded to a SARP Participant subject to restrictions as described in Article VIII.

               2.38 SARP means the Stock Acquisition and Retention Program component of the Plan as described in Article I, as the same may be amended from time to time.

               2.39 SARP PARTICIPANT means any Eligible Employee selected by the Committee, pursuant to Section 5.02, as eligible to participate under the SARP.

               2.40 SHARE ACCOUNT shall mean the account established and maintained for each ESPP Participant.

               2.41 SUBSIDIARY shall mean any domestic corporation of which at least 50% of the combined voting power of all classes of stock is owned directly or indirectly by the Company and which is designated by the President of the Company or the Board to participate in the Plan.

               2.42 OFFERING PERIOD means each period of time designated by the Committee in any calendar year and generally consisting of the ten (10) consecutive Business Days beginning on the third (3rd) Business Day following the release by the Company of its quarterly or annual summary statements of sales and earnings, as applicable, and ending on the twelfth (12th) Business Day following such date.

ARTICLE III.  ADMINISTRATION

        The Plan shall be administered by the Committee, which shall have exclusive and final authority and discretion in each determination, interpretation or other action affecting the Plan and its Participants. The Committee shall have the sole and absolute authority and discretion to (i) interpret the Plan, (ii) to modify or otherwise amend the Plan, (iii) to select, in accordance with Section 5.01, the persons who will be SARP Participants hereunder, (iv) to determine the eligibility of individuals to participate in the Plan, (v) to determine the duration of leaves of absence which may be granted to Participants without constituting a termination of their employment for the purposes of the Plan, (vi) to impose such conditions and restrictions as it determines appropriate and (vii) to take such other actions and make such other determinations in connection with the Plan as it may deem necessary or advisable. Decisions of the Committee shall be final and binding on all parties who have an interest in the Plan and their legal representatives and beneficiaries. No member of the Committee shall be liable for any action taken, or determination made, by the Committee in good faith.

ARTICLE IV.  STOCK ISSUABLE UNDER THE PLAN

               4.01 NUMBER OF SHARES OF STOCK ISSUABLE. Subject to adjustments as provided in Section 9.06 of the Plan, the maximum number of shares of Common Stock available for issuance under the Plan shall be 500,000. The Common Stock to be offered under the Plan shall be authorized and unissued Common Stock, or Common Stock which shall have been reacquired by the Company and held in its treasury.

               4.02 SHARES SUBJECT TO TERMINATED SARP AWARDS. Shares of Common Stock forfeited as provided in Section 8.02 may again be issued under the SARP.

ARTICLE V.  ELIGIBILITY TO PARTICIPATE IN THE PLAN

               5.01 ELIGIBILITY TO PARTICIPATE IN THE ESPP.

                      (a) Requirements. A regular status Employee shall be
               eligible to participate in the ESPP feature of the Plan if he or she is employed by the Company, a Division or a Subsidiary on the one year anniversary of his or her hire date and he or she was credited with at least 1,000 hours of employment during the preceding twelve-month period, except for Employees (i) under the age of majority in the applicable state, or (ii) covered by a collective bargaining agreement, unless the agreement specifically provides that such employees are eligible to participate in the Plan. Employees are credited with an hour of employment for every hour for which such Employee is paid by the Company, a

               Division or a Subsidiary, including vacation, holiday, sick leave, jury duty or layoffs. Temporary status employees are not eligible to participate in the Plan.

                      (b) Reemployment. Any Participant whose employment by the
               Company, a Division or Subsidiary is terminated and is later rehired by the Company, a Division or a Subsidiary is eligible to become an ESPP Participant on the date he or she is rehired. An employee who leaves the Company, a Division or a Subsidiary before fulfilling the eligibility requirements and later is rehired by the Company, a Division or Subsidiary will receive credit for prior service in meeting the eligibility requirements set forth in Section 5.01(a).

                      (c) Limitation on Participation of Certain Officers. No
               officer (as such term is defined under Rule 16a-1 of the Exchange
               Act) of the Company shall be eligible to participate in the Plan until such time that the Board authorizes such participation based on advice from counsel to the Company that the ESPP and the Plan meet the criteria of Rule 16b-3 of the Exchange Act.

                      (d) Enrollment. An Eligible Employee may become an ESPP
               Participant by filing a written enrollment application with the Human Resources Department which includes a purchase order form authorizing the Plan Administrator to establish a Share Account for the benefit of the ESPP Participant and authorizing payroll deductions in accordance with Section 6.01.

               5.02  ELIGIBILITY TO PARTICIPATE IN THE SARP.

                      (a) Designation of Participants. Participants in the SARP
               shall be such officers or senior executives of the Company as the Committee, in its sole discretion, may designate as eligible to participate in the SARP. Prior to the commencement of each calendar year during the term of the SARP, the Committee shall designate the Employees who are eligible to participate in the SARP during such calendar year; provided, however, that with respect to calendar year 1999, such designations shall be made no later than thirty (30) days following the Effective Date. The Committee's designation of a SARP Participant with respect to any calendar year shall not require the Committee to designate such person as a SARP Participant with respect to any other calendar year. The Committee shall consider such factors as it deems pertinent in selecting SARP Participants. The Committee may in its sole discretion limit the extent of participation by any SARP Participant in any calendar year, including but not limited to restricting the number of any Purchased or Restricted Shares, frequency of elections or any other levels of participation. The Committee shall promptly provide to each Employee selected as a SARP Participant written notice of such selection. The designation of an Employee as a SARP Participant with respect to a calendar year shall permit such person to elect to submit one or more Purchase Notices and/or Designation Notices during such calendar year irrespective of whether, in the case of Purchase Notices, the applicable Purchase Date(s) fall within such calendar year.

                      (b) SARP Participant Elections. A person who is designated as a SARP Participant in accordance with Section 5.02(a) shall be entitled to purchase Common Stock by delivering one or more Purchase Notices in accordance with Article VII and such Common Stock purchases shall result in the award of Restricted Stock to such SARP Participant in accordance with Article VIII. In addition, a SARP Participant shall be entitled to designate as Designated Stock, in one or more Designation Notices delivered to the Company at any time during a calendar year, any even number of shares of Common Stock then owned by the SARP Participant, other than shares of Purchased Stock, shares of Common Stock credited to the SARP Participant's account under any tax qualified employee benefit plan sponsored by the Company and shares of Common Stock subject to outstanding and as yet unexercised stock options. Such designation of shares as Designated Stock shall result in the award of Restricted Stock to the SARP Participant in accordance with Article VIII. The sum of
               (i) the aggregate Purchase Amounts elected by a SARP Participant pursuant to one or more Purchase Notices submitted within any one calendar year and (ii) the Fair Market Value of the Designated Stock designated by the SARP Participant pursuant to one or more Designation Notices submitted within such calendar year (such Fair Market Value being determined as of the date the applicable Designation Notice is delivered), shall not exceed such SARP Participant's gross annual salary in effect on the first day of such calendar year or first day of employment, if such SARP Participant was not employed with the Company on the first day of such calendar year; provided, however, that for calendar year 1999, such total amount may equal two times the SARP Participant's gross annual salary.

ARTICLE VI.  EMPLOYEE STOCK PLAN PROGRAM PROVISIONS

               6.01  PARTICIPANT CONTRIBUTIONS

                      (a) Participant Contributions. Each ESPP Participant shall authorize in the election form required under Section 5.01(d) an ESPP Participant Contribution in whole-dollar amounts for each pay period, subject to the minimum and maximum contributions set forth below, depending on the ESPP Participant's payroll schedule:

                      Frequency
                      of Paycheck           Minimum       Maximum
                      -----------           -------       -------
                      Weekly                $ 5.00        $ 92.00
                      Bi-weekly              10.00         184.00
                      Semi-monthly           10.00         200.00
                      Monthly                20.00         400.00

                      (b) Limit on Participant Contribution. Notwithstanding the
               foregoing, in no event shall an ESPP Participant's Contribution exceed 25% of such ESPP Participant's Compensation for such pay period.

                      (c) Effective Date of Payroll Deduction. Except as set
               forth below, each Eligible Employee's initial enrollment application shall be effective no later than the first payroll period in the quarter next succeeding the date upon which such completed application is received by the Human Resources Department, unless a later date is specified by the Eligible Employee. Each Eligible Employee's completed initial enrollment application received during the calendar quarter in which the Company, Division or Subsidiary commences participation in the Plan will be effective as of the first payroll period in the calendar month next succeeding the date upon which such application is received by the Human Resources Department. Completed initial enrollment applications must be received by the Human Resources Department at least two weeks before the effective date of an Employee's enrollment. Payroll deduction authorizations will remain effective until revised or terminated as hereinafter provided.

                      (d) Plan Administrator. The ESPP feature of the Plan shall be administered by a Plan Administrator designated by the Committee or the Board to serve at its or their pleasure. The Committee shall inform ESPP Participants of the name, address and telephone number of the Plan Administrator.

                      (e) Changing Contribution Elections. ESPP Participants may
               increase or decrease their payroll deductions (in whole-dollar amounts, subject to the minimum and maximum limitations set forth above) by submitting a written request to the Human Resources Department. Any such changes will be effective as of the earliest of the first day of January, April, July or October, immediately succeeding receipt by the Human Resources Department of the written request, provided that the written request for such changes must be received by the Human Resources Department at least two weeks before the changes are to become effective. ESPP Participants may suspend payroll deductions, without terminating participation in the ESPP, effective as of the payroll cycle following a written request, but must wait one full quarter following the quarter in which the deduction was suspended to resume deductions.

                      (f) Termination of Employment. Upon the termination of an
               ESPP Participant's employment with the Company, a Division or Subsidiary, the ESPP Participant may not make ESPP Participant Contributions from lump-sum payments to him or her and no Company Contributions will be made with respect thereto.

                      (g) Legal Restrictions on Changes in Contribution
               Elections. Notwithstanding the foregoing, no change to payroll deductions shall become effective unless such change shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the securities laws of any state having appropriate jurisdiction, and the various rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares of Common Stock may then be listed.

               6.02 COMPANY CONTRIBUTION. The Company shall contribute an amount equal to 15% of each ESPP Participant's monthly Participant Contribution towards the purchase of shares of Common Stock. Such Company Contribution may be made in cash to purchase shares for the ESPP Participant's account, or in treasury or authorized by unissued shares of Common Stock, or both.

               6.03 PURCHASE AND ALLOCATION OF COMMON STOCK UNDER THE ESPP

                      (a) Purchases. Subject to and in accordance with the terms of the Plan, each ESPP Participant shall have the ESPP Participant Contribution withheld from his or her Compensation by payroll deduction. The Company, the Divisions and the Subsidiaries shall accumulate on a calendar month basis and hold, without interest to the ESPP Participants, all ESPP Participant Contributions. As soon as practicable after the end of each month, the Company shall apply the sum of all ESPP Participant Contributions and Company Contributions for that month toward the purchase of shares of Common Stock on behalf of those ESPP Participants who have chosen to make Participant Contributions for such month.

                      (b) Allocation. The Company may elect to issue authorized
               but unissued shares, use treasury shares or instruct the Plan Administrator to purchase shares of common Stock in the open market on the Purchase Date. Shares of Common Stock shall be purchased at the Fair Market Value on the Purchase Date. The Plan Administrator shall then allocate to the Share Account of each ESPP Participant the number of whole shares (or fractional interests in whole shares) of Common Stock purchased by the Plan Administrator under the ESPP for such month, determined by dividing the sum of such ESPP Participant's Participant Contributions withheld during that month, plus the Company Contributions for such ESPP Participants for that month, by the per share price of the Common Stock purchased under the ESPP for that month.

                      (c) Additional Purchases. An ESPP Participant may add
               other shares of Common Stock to his or her Share Account at any time by separate purchases arranged with the Plan Administrator, or by delivering other shares owned by such ESPP Participant to the Plan Administrator. The Company will pay the Plan Administrator's commissions on purchases made with Participant Contributions and Company Contributions and on dividends reinvested with respect to shares of the Company's Common Stock purchased through the ESPP. The Company will not pay commissions with respect to independent purchases or any sales made by any Participants or reinvested dividends on shares purchased outside of the ESPP (unless the Company adopts a universal dividend reinvestment plan).

                      (d) Vesting and Share Certificates. At the time of
               purchase, each ESPP Participant immediately acquires fully vested ownership of all shares of Common Stock and any fractional interest in shares purchased on his or her behalf. Each Share Account shall be held by the Plan Administrator in the appropriate ESPP Participant's name. Unless otherwise requested by the ESPP Participant, all shares of Common Stock will be registered in street name and will remain so registered until delivery of the shares is requested. An ESPP Participant may request that a certificate for any or all of his or her full shares be delivered to him or her upon the payment by the ESPP Participant of any applicable fee prescribed by the Plan Administrator for such service.

                      (e) Dividends. Each ESPP Participant's Share Account will
               be credited with all Dividends paid in request of the full shares of any fractional interest in shares held in his or her account. Cash Dividends will be reinvested in the Common Stock as promptly as practicable following receipt thereof by the Plan Administrator unless the ESPP Participant instructs the Plan Administrator to the contrary. Stock Dividends and/or any stock splits with respect to the shares of Common Stock held in the ESPP Participant's Share Account will be credited to the Share Account without charge.

               6.04 DISPOSITION OF SHARES. An ESPP Participant may instruct the Plan Administrator to sell any or all of his or her full shares and the fractional interest in shares allocable to his or her Share Account. Based on instructions from the ESPP Participant, upon such sale, the Plan Administrator will either mail the ESPP Participant a check for the proceeds or credit such Participant's Share Account with such proceeds in each case, less the brokerage commission and any transfer taxes, registration fee or other normal charges which are payable by the ESPP Participant. Such instructions to the Plan Administrator or a request for delivery of certificates will not affect the ESPP Participant's status as an ESPP Participant unless he or she sells shares held in his or her Share Account through the Plan Administrator more than twice a year. If an ESPP Participant sells shares held in his or her Share Account through the Plan Administrator more than twice per year, the ESPP Participant must withdraw from the Plan for one year.

               6.05 SHARE ACCOUNT STATEMENTS. Each ESPP Participant shall receive statements of his or her account at least quarterly, or more often at the discretion of the management committee supervising administration of the Plan on behalf of the Company. Such statements shall serve as evidence of stock ownership and as the basis for tax records, and should be retained by the ESPP Participant as a permanent record. The relationship between the broker for the Plan Administrator and the ESPP Participant shall be a normal relationship of a broker and its client, and neither the Company, the Division, nor the Subsidiaries, shall assume any responsibility in this respect.

               6.06 TERMINATION OF PLAN PARTICIPATION.

                      (a) Notice of Termination. An ESPP Participant may
               terminate his or her participation in the ESPP at any time upon written notice to the Human Resources Department, effective the payroll cycle following the written notice. Any voluntary termination from the ESPP, or termination pursuant to Section 6.04, shall be for a period of not less than one year in duration. An ESPP Participant's participation in the ESPP shall terminate automatically without notice upon death or other termination of employment by the ESPP Participant with the Company, a Division or Subsidiary. Upon an ESPP Participant's termination of participation in the Plan, the Participant's Share Account shall be closed as set forth below.

                      (b) Termination of Share Account. Until the Plan
               Administrator shall have received written instructions from the ESPP Participant (or his or her estate) upon termination of the ESPP Participant's participation in the ESPP, shares of Common Stock held by the Plan Administrator in the Participant's Share Account shall, unless otherwise instructed, continue to be held by the Plan Administrator in accordance herewith for a reasonable period of time. Upon receipt of appropriate written instructions from the ESPP Participant (or his or her estate), the Plan Administrator shall either cause any whole shares of the Common Stock credited to the Share Account of the Participant to be transferred in accordance with such instructions (and shall cause certificates representing such shares to be mailed in accordance with the instructions), or sell any whole shares of the Common Stock at the prevailing market price and mail the proceeds, less the brokerage commission and any transfer taxes, registration fee or other normal charges which are payable by the ESPP Participant, in accordance with the instructions of the ESPP Participant (or his or her estate). Any fractional interest in a share of Common Stock held in the Share Account will be sold by the Plan Administrator a the prevailing market price and a check for the proceeds of sale thereon will be mailed in accordance with the instructions of the ESPP Participant (or his or her estate).

               6.07 VOTING RIGHTS AND SHAREHOLDER COMMUNICATIONS. The Plan Administrator shall deliver to each ESPP Participant as promptly as practicable, by mail or otherwise, all notices of meetings and proxy statements. ESPP Participants shall also receive all other material distributed by the Company to its stockholders. The whole shares in each ESPP Participant's Share Account shall be voted in accordance with the Participant's signed proxy instructions duly delivered to the Plan Administrator, or otherwise, in accordance with rules applicable to stock listed on the New York Stock Exchange or, if the shares of Common Stock are not listed on such exchange, the successor principal national exchange on which the shares of Common Stock are listed.

               6.08 ESPP RIGHTS NOT TRANSFERABLE. Rights under the ESPP are exercisable only by the ESPP Participant during his or her lifetime and may not be assigned, transferred or encumbered by his or her prior to the withdrawal of shares of Common Stock from his or her Share Account. If an ESPP Participant attempts to assign, transfer or encumber any rights under the ESPP prior to the withdrawal of shares of Common Stock from his or her Share Account, except through a sale consistent with the terms of the ESPP, such attempt shall be void.

ARTICLE VII.  STOCK ACQUISITION AND RETENTION PROGRAM PROVISIONS

               7.01 STOCK PURCHASE ELECTIONS. A SARP Participant shall have the right to purchase Common Stock in accordance with the terms of this
        Article VII. A SARP Participant may elect to purchase Common Stock under this SARP by delivering to the Company a Purchase Notice and cash and/or a promissory note executed by the Participant in an amount equal to the purchase price designated in such Participant's Purchase Notice. Such Purchase Notice shall set forth, among other things, the Purchase Amount elected by the Participant. Such promissory note which shall evidence such Participant's Purchase

        Loan in accordance with Section 7.03, shall be in a principal amount equal to the Purchase Amount designated in such Participant's Purchase Notice and shall by its terms become effective as of the applicable Purchase Date. All elections under this Section 7.01 shall be irrevocable. If an election is submitted during an Offering Period, such election shall take effect as of the Purchase Date immediately following the close of such Offering Period. If an election is not submitted during an Offering Period, such election shall take effect as of the Purchase Date immediately following the close of the next Offering Period.

               7.02 ISSUANCE OF AND PAYMENT FOR COMMON STOCK. As of each Purchase Date, the Company shall credit to each SARP Participant the number of shares of Purchased Common Stock purchased pursuant to the Purchase Notice submitted by such Participant. The number of shares of Purchased Common Stock to be so credited shall be determined by dividing the Purchase Amount designated by such SARP Participant in his or her Purchase Notice by a purchase price per share equal to the average Fair Market Value during the Window Period. As of any Purchase Date, only an even number of shares of Purchased Common Stock can be purchased by a SARP Participant and in no event shall the Company be required to issue fractional shares. The Purchase Amount elected by a Participant, and the principal amount of the related promissory note, shall be automatically reduced (and if the entire Purchase Amount is paid in cash, cash shall be returned to the Participant) to the minimum extent necessary in order that an even number of whole shares of Purchased Common Stock is credited to such SARP Participant as of the Purchase Date. The purchase price for shares of Purchased Common Stock credited to a SARP Participant as of a Purchase Date shall be paid in cash and/or by means of a Purchase Loan made by the Company to the SARP Participant in accordance with Section 7.03. The SARP Participant shall have all of the rights of a stockholder with respect to the shares of Purchased Common Stock credited to him or her under this Section 7.02 including, but not limited to, the right to vote such shares and the right to receive dividends (or dividend equivalents) paid with respect to such shares.

               7.03 TERMS OF PURCHASE LOAN.

                      (a) Purchase Loan. The promissory note delivered to the
               Company by a SARP Participant in accordance with Section 7.01 shall evidence a Purchase Loan in principal amount equal to such Participant's Purchase Amount reduced by the amount of cash paid, if any. Unless the Committee shall otherwise determine prior to the applicable Purchase Date, each Purchase Loan shall have a term not to exceed ten years, and be secured by the shares of Purchased Common Stock acquired with such Purchase Loan.

                      (b) Interest on Purchase Loan. Until the SARP
               Participant's Purchase Loan is paid in full, or otherwise satisfied or discharged in full, interest on the outstanding balance of the Purchase Loan shall accrue at a fixed rate per annum equal to the minimum rate required to avoid imputed interest under the applicable provisions of the Internal Revenue Code of 1986, as amended.

                      (c) Repayment of Purchase Loan. No principal or interest
               payments with respect to a Purchase Loan shall be required prior to the fifth anniversary of the date such Purchase Loan is made; provided, however, that prior to such fifth anniversary, cash dividends on shares of Purchased Common Stock held as security for such Purchase Loan, and on the related shares of Restricted Common Stock, shall be applied to pay accrued interest on the Purchase Loan (any non-cash dividends shall remain as part of the collateral securing such Purchase
               Loan). After such fifth anniversary, level monthly payments of principal and accrued interest with respect to a Purchase Loan shall be required for the remaining term thereof. Unless otherwise determined by the Committee, all outstanding principal and interest on a SARP Participant's Purchase Loan shall be immediately due and payable in full upon termination of the SARP Participant's employment with the Company and its affiliates. All or any portion of the principal and/or interest with respect to a Purchase Loan may, at the election of the SARP Participant, be paid by the delivery to the Company of whole shares of Common Stock, other than (i) shares of Common Stock credited to the SARP Participant's account under any tax qualified employee benefit plan sponsored by the Company, (ii) shares of Common Stock subject to outstanding and as yet unexercised stock options, and
               (iii) shares of Purchased Common Stock and Designated Common Stock; provided, however, that shares of Purchased Common Stock and Designated Common Stock can be used to pay interest and/or principal with respect to a Purchase Loan if at the time of such payment the SARP Participant is an active employee of the Company or a subsidiary, or the SARP Participant's employment terminated due to death, disability or retirement pursuant to the retirement policy of the Company. For purposes of the immediately preceding sentence, shares of Common Stock shall be valued at the Fair Market Value of such shares on the Business Day immediately preceding the date such shares are delivered to the Company.

                      (d) Other Terms. The promissory notes evidencing the
               Purchase Loans shall contain such other terms and conditions as the Committee may determine, including, without limitation, any special terms relating to the retirement of a SARP Participant prior to the expiration of the term of one or more Purchase Loans.

               7.04 COMMON STOCK CERTIFICATES. As promptly as administratively feasible after each Purchase Date, the Company shall deliver to each SARP Participant one or more stock certificates for the number of shares of Common Stock purchased by such Participant as of such Purchase Date in accordance with this Article VII. The SARP Participant shall then deliver certificates representing a number of shares with a value equal to the principal amount of the Purchase Loan to the Company in pledge for the related Purchase Loan along with an executed security agreement in such form as the Committee shall specify. Upon satisfaction in full of the Purchase Loan, the certificates shall be delivered to the SARP Participant free and clear of any restrictions except for any restrictions that may be imposed by law.

ARTICLE VIII.  RESTRICTED COMMON STOCK

               8.01 RESTRICTED COMMON STOCK AWARDS. As of each Purchase Date, there shall automatically be granted to any SARP Participant who purchases Purchased Common Stock as of such Purchase Date pursuant to
        Article VII an award of one share of Restricted

        Common Stock for each two shares of Purchased Common Stock. The Purchase Date shall be the Date of Grant of such Restricted Common Stock. As of any date that a SARP Participant delivers a Designation Notice to the Company, in accordance with Section 5.02(b), designating shares of Common Stock as Designated Common Stock, there shall automatically be granted to such Participant an award of one share of Restricted Common Stock for each two shares of Designated Common Stock. The date of delivery of such Designation Notice shall be the Date of Grant of such Restricted Common Stock. The terms of all such Restricted Common Stock awards shall be set forth in an Award Agreement between the Company and the SARP Participant which shall contain such forfeiture periods and conditions, restrictions and other provisions, not inconsistent with these rules, as shall be determined by the Committee.

                      (a) Issuance of Restricted Common Stock. As soon as
               practicable after the Date of Grant of Restricted Common Stock, the Company shall cause to be transferred on the books of the Company shares of Common Stock, registered on behalf of the SARP Participant, evidencing such Restricted Common Stock, but subject to forfeiture to the Company retroactive to the Date of Grant if an Award Agreement delivered to the SARP Participant by the Company with respect to the Restricted Common Stock is not duly executed by the SARP Participant and timely returned to the Company. Until the lapse or release of all restrictions applicable to an award of Restricted Common Stock, the stock certificates representing such Restricted Common Stock shall be held in custody by the Company or its designee.

                      (b) Common Stockholder Rights. Beginning on the Date of
               Grant of the Restricted Common Stock and subject to execution of the Award Agreement as provided in Section 8.01(a), the SARP Participant shall become a stockholder of the Company with respect to all Common Stock subject to the Award Agreement and shall have all of the rights of a stockholder, including, but not limited to, the right to vote such Common Stock and the right to receive dividends (or dividend equivalents) paid with respect to such Common Stock; provided, however, that any Common Stock distributed as a dividend or otherwise with respect to any Restricted Common Stock as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Common Stock and shall be held as prescribed in
               Section 8.01(a).

                      (c) Restriction on Transferability. None of the Restricted
               Common Stock may be assigned, transferred (other than by will or the laws of descent and distribution), pledged, sold or otherwise disposed of prior to lapse or release of the restrictions applicable thereto.

                      (d) Delivery of Common Stock Upon Release of Restrictions.
               Upon expiration or earlier termination of the forfeiture period without a forfeiture, the satisfaction of the Purchase Loan, if any, for the Related Common Stock and the satisfaction of or release from any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Common Stock shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 9.02, the Company shall deliver to the SARP Participant, or, in case of the SARP

               Participant's death, to the SARP Participant's legal representatives, one or more stock certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

               8.02 TERMS OF RESTRICTED COMMON STOCK.

                      (a) Forfeiture of Restricted Common Stock. Subject to
               Section 8.02(b), all Restricted Common Stock shall be forfeited and returned to the Company and all rights of the SARP Participant with respect to such Restricted Common Stock shall cease and terminate in their entirety if during the forfeiture period (i) the SARP Participant transfers, sells or otherwise disposes of the Related Common Stock other than to a Permitted Transferee or in a transaction constituting a Change in Control or (ii) the employment of the SARP Participant with the Company and its affiliates terminates for any reason or (iii) the SARP Participant defaults on the Purchase Loan, if any, for the Related Common Stock. Unless the Committee, in its sole discretion, provides otherwise in the applicable Award Agreement, the forfeiture period for any shares of Restricted Common Stock shall be five years from the Date of Grant of such Restricted Common Stock. Notwithstanding the foregoing, in the event of the discharge by the Company and its subsidiaries of a SARP Participant without Cause or termination of a SARP Participant's employment by reason of death, Disability or retirement pursuant to the retirement policy of the Company or its applicable subsidiaries, all forfeiture restrictions imposed on Restricted Common Stock shall immediately and fully lapse. In addition, upon the occurrence of a Change in Control, all forfeiture restrictions imposed on Restricted Common Stock shall immediately and fully lapse.

                      (b) Waiver of Forfeiture Period. Notwithstanding anything
               contained in this Article VIII to the contrary, the Committee may, in its sole discretion, waive the forfeiture conditions set forth in any Award Agreement under appropriate circumstances and subject to such terms and conditions (including forfeiture of a proportionate number of the shares of Restricted Common Stock) as the Committee may deem appropriate, provided that the SARP Participant shall at that time have completed at least one year of employment after the Date of Grant.

ARTICLE IX.  MISCELLANEOUS

               9.01 LIMITATIONS ON TRANSFER. Except as otherwise expressly provided in this Plan, the rights and interest of a Participant under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution. During the lifetime of a Participant, only the Participant personally may exercise rights under the Plan.

               9.02 TAXES. The Company shall be entitled to withhold (or secure payment from the SARP Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any Common Stock issuable under the SARP, or with respect to any income recognized upon the lapse of restrictions applicable to Restricted Stock, and the Company may defer issuance of Common Stock hereunder until and unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee or its delegate and shall be payable by the SARP Participant at such time as the Committee determines. The Committee shall prescribe in each Award Agreement one or more methods by which the SARP Participant will be permitted to satisfy his or her tax withholding obligation, which methods may include, without limitation, the payment of cash by the SARP Participant to the Company and the withholding, at the appropriate time, of shares of Common Stock otherwise issuable to the SARP Participant in a number sufficient, based upon the Fair Market Value of such Common Stock, to satisfy such tax withholding requirements.

               9.03 LEGENDS. All certificates for Common Stock delivered under the SARP shall be subject to such transfer restrictions set forth in this Plan and such other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state securities law, and the Committee may cause a legend or legends to be endorsed on any such certificates making appropriate references to such restrictions.

               9.04 AMENDMENT AND TERMINATION. The Committee shall have complete power and authority to amend or terminate this Plan, including the ESPP or SARP features of the Plan, at any time it is deemed necessary or appropriate. No termination or amendment of the Plan or the SARP feature may, without the consent of the SARP Participant to whom any award shall theretofore have been granted under the SARP, adversely affect the right of such individual under such award; provided, however, that the Committee may, in its sole discretion, make such provision in the Award Agreement for amendments which, in its sole discretion, it deems appropriate. If the Plan or the ESPP feature is terminated, the entire amount of cash allocable to the Share Account of each ESPP Participant hereunder and not theretofore applied to the purchase of shares of Common Stock shall be refunded to each such Participant.

               9.05 NO GUARANTEE OF EMPLOYMENT; REGISTRATION REQUIREMENTS; GOVERNING LAW. Nothing in the Plan shall be deemed to give any Participant hereunder any right of continued employment. If at any time the Company determines, in its sole discretion, that any listing registration, or qualification of the Plan not already obtained is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the implementation of continuation of the Plan, the Company may discontinue the operation of the Plan unless such listing, registration, qualification, consent or approval shall be effected or obtained free of any conditions or with such conditions as are acceptable to the Board of Directors. The foregoing shall not be construed to limit in any way the discretion of the Company to discontinue or terminate the Plan under circumstances other than those enumerated above. The Plan shall be governed and construed in accordance with the laws of the State of Delaware, without regard to any provisions with respect to conflict of laws.

               9.06 ADJUSTMENTS TO REFLECT CAPITAL CHANGES. The number and kind of shares of Common Stock available for issuance under the Plan shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan. The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.

PROXY

                          WATER PIK TECHNOLOGIES, INC.

         23 CORPORATE PLAZA, SUITE 246, NEWPORT BEACH, CALIFORNIA 92660
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                ON APRIL 26, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael P. Hoopis and Richard D. Tipton, and each or either of them as proxies, each with the power to appoint his substitute. Further, the undersigned hereby authorizes any of the proxies to represent and to vote, as designated on the reverse side of this proxy card, all shares of the Common Stock, par value $.01 per share (the "Common Stock"), of Water Pik Technologies, Inc., which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on April 26, 2001, commencing at 10:30 a.m., pacific daylight time, at The Sutton Place Hotel, 4500 MacArthur Blvd., Newport Beach, California 92660, or any adjournment or postponement thereof as follows on the reverse side of this proxy card.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                    DIRECTORS OF WATER PIK TECHNOLOGIES, INC.
      The Board of Directors recommend a vote "FOR" Proposals 1 through 4.

                     (PLEASE DATE AND SIGN ON REVERSE SIDE)



--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                                              Please mark    /X/
                                                             your votes as
                                                              indicated in
                                                              this example.


1. The election of two Class II directors to serve for three-year terms ending in 2004

                      FOR                             WITHHOLD
               All nominees listed                Authority to vote
               at right (except as                for all nominees
                  marked to the                   listed at right.
                contrary below).
                    /  /                                /  /

(Instructions: To withhold authority to vote for any individual nominee, draw a line through such nominee's name.)

   Nominees:  01 Michael P. Hoopis
              02 William G. Ouchi

2. The proposal to approve an amendment to the Water Pik Technologies, Inc. 1999 Non-Employee Director Stock Compensation Plan.

                 FOR      AGAINST      ABSTAIN
                /  /       /  /         /  /

3. The proposal to approve an amendment to the Water Pik Technologies, Inc. Employee Stock Purchase Plan.

                 FOR      AGAINST      ABSTAIN
                /  /       /  /         /  /

4. The proposal to ratify the appointment of Ernst & Young LLP as independent public auditors for the Company for 2001.

                 FOR      AGAINST      ABSTAIN
                /  /       /  /         /  /

By checking the box to the right, I consent to receive future annual reports, proxy statements and related proxy materials electronically via the Internet. I understand that the Company may no longer distribute printed materials to me for any future stockholder meeting until such consent is revoked. I understand that I may revoke my consent at any time.

                                      / /

I have the same address as another stockholder of this Company. Therefore, I consent to future delivery of a single annual report and proxy statement to the address to which this proxy card was delivered. I understand this consent will continue to be in effect until it is revoked and that it may be revoked at any time in accordance with the instructions set forth in the proxy statement delivered with this proxy card.

                                      / /

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.



THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 THROUGH 4.


Signature(s) __________________________________________ Dated ____________, 2001

Note: Please sign exactly as name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized partner.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

        CONFIDENTIAL VOTING INSTRUCTION CARD FOR THE 2001 ANNUAL MEETING REQUESTED BY MELLON BANK, N.A., IN CONJUNCTION WITH A PROXY SOLICITATION
   ON BEHALF OF THE BOARD OF DIRECTORS OF WATER PIK TECHNOLOGIES INCORPORATED

                                 THE 401(k) PLAN
      ALLEGHENY LUDLUM PERSONAL RETIREMENT AND 401(k) SAVINGS ACCOUNT PLAN
                 ALLEGHENY TECHNOLOGIES RETIREMENT SAVINGS PLAN
       SAVINGS AND SECURITY PLAN OF THE LOCKPORT AND WATERBURY FACILITIES
         THE 401(k) SAVINGS ACCOUNT PLAN OF ALLEGHENY LUDLUM CORPORATION
                               (WASHINGTON PLANT)

   The undersigned instructs Mellon Bank, N.A., as the Trustee of the above Plans, to vote the full number of shares of Common Stock allocated to the account of the undersigned under the Plans, at the Annual Meeting of Stockholders of Water Pik Technologies Incorporated on April 26th, 2001, and at any adjournments thereof, upon the matters set forth on the reverse of this card, and, in its discretion, upon such other matters as may properly come before the meeting.

PLAN PARTICIPANTS MAY INSTRUCT THE TRUSTEE BY COMPLETING, DATING AND SIGNING THIS CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


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THE 401(k) PLAN
ALLEGHENY LUDLUM PERSONAL RETIREMENT AND 401(k) SAVINGS ACCOUNT PLAN ALLEGHENY TECHNOLOGIES RETIREMENT SAVINGS PLAN
SAVINGS AND SECURITY PLAN OF THE LOCKPORT AND WATERBURY FACILITIES THE 401(k) SAVINGS ACCOUNT PLAN OF ALLEGHENY LUDLUM CORPORATION
(WASHINGTON PLANT)

As a Plan participant, you have the right to instruct Mellon Bank, N.A., as the Plan Trustee, how to vote the shares of Water Pik Technologies Incorporated Common Stock that are allocated to your Plan account and shown on the attached voting instruction card. The Trustee will hold your instructions in complete confidence except as may be necessary to meet legal requirements.

The Trustee must receive your voting instructions by April 23rd, 2001. If the Trustee does not receive your instructions by 5:00 p.m., EDT on April 23rd, 2001, the plan administrator may instruct the Trustee to vote your shares as the administrator directs.

You will receive a separate set of proxy solicitation materials for any shares of Common Stock you own other than your Plan shares. Your non-plan shares must be voted separately from your Plan shares.

Mellon Bank, N.A., makes no recommendation regarding any voting instruction.

                                                               Please mark   /X/
                                                              your votes as
                                                              indicated in
                                                              this example.


1. The election of two Class II directors to serve for three-year terms ending in 2004

                        FOR                              WITHHOLD
               All nominees listed at                Authority to vote
              right (except as marked                for all nominees
              to the contrary below).                listed at right.
                       /  /                                /  /

(Instructions: To withhold authority to vote for any individual nominee, draw a line through such nominee's name.)

   Nominees:  01 Michael P. Hoopis
              02 William G. Ouchi


2. The proposal to approve an amendment to the Water Pik Technologies, Inc. 1999 Non-Employee Director Stock Compensation Plan.

                          FOR     AGAINST     ABSTAIN
                         /  /      /  /         /  /

3. The proposal to approve an amendment to the Water Pik Technologies, Inc. Employee Stock Purchase Plan.

                          FOR     AGAINST     ABSTAIN
                         /  /      /  /         /  /



4. The proposal to ratify the appointment of Ernst & Young LLP as independent public auditors for the Company for 2001.

                          FOR     AGAINST     ABSTAIN
                         /  /      /  /         /  /


By checking the box to the right, I consent to receive future annual reports, proxy statements and related proxy materials electronically via the Internet. I understand that the Company may no longer distribute printed materials to me for any future stockholder meeting until such consent is revoked. I understand that I may revoke my consent at any time.

                                      / /

I have the same address as another stockholder of this Company. Therefore, I consent to future delivery of a single annual report and proxy statement to the address to which this proxy card was delivered. I understand this consent will continue to be in effect until it is revoked and that it may be revoked at any time in accordance with the instructions set forth in the proxy statement delivered with this proxy card.

                                      / /

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 THROUGH 4.

Signature(s) _________________________________________________ Dated _____, 2001

Note: Please sign exactly as name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized partner.

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